UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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Colfax Corporation

(Name of Registrant as Specified In Its Charter)

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COLFAX CORPORATION
8170 Maple Lawn Boulevard, Suite 180

Fulton, Maryland 20759

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 13, 2012

To Our Stockholders:

Notice is hereby given that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Colfax Corporation will be held at the Maple Lawn Community Center located at 7600 Maple Lawn Boulevard, Fulton, Maryland 20759 on Wednesday, May 16, 2012, at 3:00 p.m., local time, for the following purposes:

1.	To elect ten members of the Board of Directors from the nominees named in the attached proxy statement;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

3.	To approve the amendment and restatement of the Colfax Corporation 2008 Omnibus Incentive Plan;

4.	To approve the material terms of payment of incentive compensation; and

5.	To consider any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof.

The accompanying proxy statement describes the matters to be considered at the Annual Meeting. Only stockholders of record at the close of business on March 26, 2012 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

As a stockholder of Colfax, your vote is important. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience.

By Order of the Board of Directors

A. Lynne Puckett
Secretary

Fulton, Maryland

April 13, 2012

COLFAX CORPORATION
8170 Maple Lawn Boulevard, Suite 180

Fulton, Maryland 20759

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
May 16, 2012

This Proxy Statement (the “Proxy Statement”), which was first mailed to stockholders on or about April 13, 2012, is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Colfax Corporation (hereinafter, “Colfax,” “we,” “us” and the “Company”), of proxies for use at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Maple Lawn Community Center located at 7600 Maple Lawn Boulevard, Fulton, Maryland 20759 on Wednesday, May 16, 2012, at 3:00 p.m. local time, and at any adjournments or postponements thereof. The purpose of the meeting is to: elect ten members of the Board from the nominees named in this Proxy Statement; ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; to approve the amendment and restatement of the Colfax Corporation 2008 Omnibus Incentive Plan; to approve the material terms of payment of incentive compensation; and to consider any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on
May 16, 2012

Our Annual Report to Stockholders and this Proxy Statement are available at www.proxyvote.com.

OUTSTANDING STOCK AND VOTING RIGHTS

The Board has fixed the close of business on March 26, 2012 (the “Record Date”) as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on that date will be entitled to vote. Proxies will be voted as specified in the stockholder’s proxy. In the absence of specific instructions, proxies will be voted in accordance with the Company’s recommendations and in the discretion of the proxy holders on any other matter which properly comes before the meeting or any adjournment or postponement thereof. The Board has selected Mitchell P. Rales and Joseph O. Bunting III to act as proxies with full power of substitution.

Any stockholder giving a proxy has the power to revoke the proxy at any time before it is exercised by either (i) delivering a written notice of revocation to Colfax Corporation at 8170 Maple Lawn Boulevard, Suite 180, Fulton, Maryland 20759, Attn: Corporate Secretary, (ii) delivering prior to the Annual Meeting a properly executed and subsequently dated proxy, or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

The total expense of this solicitation will be borne by the Company, including reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Annual Meeting to beneficial owners. Solicitation of proxies may be made personally or by mail, telephone, internet, e-mail or facsimile by officers and other management employees of the Company, who will receive no additional compensation for their services.

Shares of the Company’s common stock are entitled to vote at the Annual Meeting. As of the Record Date, 93,788,045 shares of the Company’s common stock were outstanding. Each outstanding share of the Company’s common stock entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the shares of the Company’s common stock outstanding on the Record Date and entitled to vote at the Annual Meeting, either present in person or represented by proxy. A list of stockholders of record as of the Record Date will be available for inspection during ordinary business hours at our corporate headquarters located at 8170 Maple Lawn Boulevard, Suite 180, Fulton, Maryland 20759, for 10 days prior to the date of our Annual Meeting. The list will also be available for inspection at the Annual Meeting.

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In accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), to be elected each director nominee must receive a majority of the votes cast with respect to that director’s election. Incumbent directors nominated for election by the Board are required, as a condition to such nomination, to submit a conditional letter of resignation to the Chairman of the Board. In the event that a nominee for director does not receive a majority of the votes cast at the Annual Meeting with respect to his or her election, the Board will promptly consider whether to accept or reject the conditional resignation of that nominee, or whether other action should be taken. The Board will then take action and will publicly disclose its decision and the rationale behind it no later than 90 days following the certification of election results.

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, for the approval of the amendment and restatement of the Colfax Corporation 2008 Omnibus Incentive Plan and the approval of the material terms of payment of incentive compensation. In addition, under the rules of the New York Stock Exchange (“NYSE”), approval of the Colfax Corporation 2008 Omnibus Incentive Plan requires that the total vote cast (which includes for and against votes and abstentions, but excludes broker non-votes) on the proposal represent over 50 percent of the issued and outstanding shares of the Company’s common stock.

Abstentions will have no effect on the election of directors, but will have the same effect as a vote against the ratification of the appointment of Ernst & Young LLP, approval of the amendment and restatement of the Colfax Corporation 2008 Omnibus Incentive Plan and the approval of the material terms of payment of incentive compensation.

Under the NYSE rules, the ratification of the selection of our registered public accounting firm is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on this item on behalf of clients who have not furnished voting instructions at least 15 days before the date of the Annual Meeting. In contrast, the remaining proposals are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on this matter may not vote on these proposals (a “broker non-vote”). Broker non-votes will not be considered in determining the number of votes necessary for election and, therefore, will have no effect on the outcome of the vote for the election of directors. Further, broker non-votes will have no effect on approval of the amendment and restatement of the Colfax Corporation 2008 Omnibus Incentive Plan and the approval of the material terms of payment of incentive compensation.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s directors will be elected at the Annual Meeting to serve until the next annual meeting of the Company and until their successors are duly elected and qualified. At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following persons to serve as directors for the term beginning at the Annual Meeting on May 16, 2012: Mitchell P. Rales, Clay H. Kiefaber, Patrick W. Allender, Joseph O. Bunting III, Thomas S. Gayner, Rhonda L. Jordan, San W. Orr, III, A. Clayton Perfall, Steven E. Simms and Rajiv Vinnakota. All nominees are currently serving on the Board.

Mr. Simms was originally recommended as a nominee to the Board by our non-management directors. Mr. Orr was nominated for election to the Board pursuant to the Company’s Amended and Restated Certificate of Incorporation, which provides BDT CF Acquisition Vehicle, LLC (the “BDT Investor”) the right, among other things, to nominate for election to the Board and certain of its committees (subject to applicable law and the listing requirements of the NYSE) up to 2 of 11 directors, depending on the beneficial ownership of the BDT Investor (and certain of its permitted transferees) of the Company’s securities. Mr. Orr has not been named to any committees of the Board. Mr. Orr is a Partner and the Chief Operating Officer of BDT Capital Partners, LLC (“BDT Capital”), the ultimate parent company of the BDT Investor and an affiliate of BDT & Company, LLC. The nomination rights granted to the BDT Investor were approved in connection with the Company’s acquisition of the entire share capital of Charter International plc (the “Acquisition”), pursuant to which the Company, on September 12, 2011 entered into a securities purchase agreement with the BDT Investor. Information regarding certain related person transactions with BDT & Company, LLC and its affiliates is provided below under “Certain Relationships and Related Person Transactions.”

Director Qualifications

The Nominating and Corporate Governance Committee considers, among other things, the following criteria in selecting and, in the case of nominations made by the BDT Investor, reviewing director nominees:

•	personal and professional integrity;

•	skills, business experience and industry knowledge useful to the oversight of the Company based on the perceived needs of the Company and the Board at any given time;

•	the ability and willingness to devote the required amount of time to the Company’s affairs, including attendance at Board and committee meetings;

•	the long-term interests of the Company and its stockholders; and

•	the lack of any personal or professional relationships that would adversely affect a candidate’s ability to serve the best interests of the Company and its stockholders.

Pursuant to its charter, the Nominating and Corporate Governance Committee also reviews, among other qualifications, the perspective, broad business judgment and leadership, business creativity and vision, and diversity of potential directors, all in the context of the needs of the Board at that time. We believe that Board membership should reflect diversity in its broadest sense, including persons diverse in geography, gender, and ethnicity, and we seek independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. The charter of the Nominating and Corporate Governance Committee affirmatively recognizes diversity as one of the criteria for consideration in the selection of director nominees, and in its deliberations and discussions concerning potential director appointments the Nominating and Corporate Governance Committee has paid particular attention to diversity together with all other qualifying attributes. The Nominating and Corporate Governance Committee looks for candidates with the expertise, skills, knowledge and experience that, when taken together with that of other members of the Board, will lead to a Board that is effective, collegial and responsive to the needs of the Company. As further discussed below, numerous members of our Board have experience with the business systems that are an integral part of our Company culture. In addition, we feel that the familiarity of certain Board members from their work experiences at Danaher Corporation and for our Company, combined with strong input from varied and sophisticated business backgrounds, provides us with a Board that is both functional and collegial while able to draw on a broad range of expertise in the consideration of complex issues.

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The biographies of each of the nominees below contain information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director of the Company.

The Board has been informed that all of the nominees listed below are willing to serve as directors, but if any of them should decline or be unable to act as a director, the individuals named in the proxies may vote for a substitute designated by the Board. The Company has no reason to believe that any nominee will be unable or unwilling to serve.

Nominees for Director

The names of the nominees for director, their ages as of March 26, 2012, principal occupations and employment during at least the last five years, period of service as a director of the Company, and certain other directorships held for each nominee are set forth below:

Mitchell P. Rales (55) is a co-founder of Colfax and has served as a director of the Company since its founding in 1995. He is the Chairman of our Board of Directors. Mr. Rales has served as a member of the Board of Directors of Danaher Corporation since 1983 and as Chairman of Danaher’s Executive Committee since 1984. Mr. Rales has been a principal in a number of private business entities with interests in manufacturing companies and publicly traded securities for over 25 years. Mr. Rales was instrumental in the founding of our Company and has played a key leadership role on our Board since that time. Mr. Rales helped create the Danaher Business System, on which the Colfax Business System is modeled, and he has provided critical strategic guidance in the Company’s growth. In addition, as a result of his substantial ownership stake in our Company, he is well-positioned to understand, articulate and advocate for the rights and interests of the Company’s stockholders.

Clay Kiefaber (56) has served as a director of the Company since May 13, 2008. He is our President and Chief Executive Officer. Prior to joining Colfax as an executive in January 2010, he spent nearly 20 years in increasingly senior executive positions at Masco Corporation. Most recently, he was a Group President from 2006 to 2007, where he was responsible for a $2.8 billion group of building construction components. Prior to becoming a Group President at Masco, Mr. Kiefaber was Group Vice President of Masco Builder Cabinet Group. He previously spent 14 years in increasingly senior positions in Masco’s Merillat Industries subsidiary. Mr. Kiefaber’s background provides him with a deep understanding of manufacturing operations, strategy and lean business systems, and his day-to-day leadership of our business gives the Board an invaluable Company-focused perspective.

Patrick W. Allender (65) has served as a director of the Company since May 13, 2008. He is the former Executive Vice President and Chief Financial Officer of Danaher Corporation, where he served from 1987 until 2006. Prior to joining Danaher, Mr. Allender was an audit partner with a large international accounting firm. Mr. Allender is a director of Brady Corporation, where he is a member of the audit and corporate governance committees and the chairman of their finance committee, and a director of Diebold, Incorporated, where he is a member of the compensation committee. Mr. Allender’s prior experience as the Chief Financial Officer of a publicly traded company provides him with substantial expertise in financial reporting and risk management. In addition, his familiarity with the Danaher Business System provides targeted insight on the nature of the Company’s operations to the Board.

Joseph O. Bunting III (50) has served as a director of the Company since May 13, 2008. From 1997 until consummation of our initial public offering in 2008, Mr. Bunting served as Vice President of our Company. Over the course of his career, Mr. Bunting has been an officer, member or director in a number of private business entities with interests in manufacturing companies and publicly traded securities and which are affiliated with Mitchell Rales and Steven Rales. Mr. Bunting’s financial, operational, management, and acquisition experience, combined with his familiarity with our Company and knowledge of its culture and operating history, is an asset to the Board.

Thomas S. Gayner (50) has served as a director of the Company since May 13, 2008. He is President and Chief Investment Officer of Markel Corporation. Since 1990, Mr. Gayner has served as President of Markel Gayner Asset Management, Inc. Mr. Gayner served as a director of Markel Corporation from 1998 to 2003. Mr. Gayner currently serves on the Board of Directors of The Washington Post Company and The Davis Funds. Through his experience and investment knowledge with the Markel Corporation as well as his service on the boards and committees of other publicly traded companies, Mr. Gayner brings extensive leadership, financial acumen and public company expertise to our Board.

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Rhonda L. Jordan (54) has served as a director of the Company since February 17, 2009. She is the former President, Global Health & Wellness, and Sustainability for Kraft Foods Inc. and in that role led the development of Kraft’s health & wellness and sustainability strategies and plans for the company, including marketing, product development, technology, alliances and acquisitions. Prior to being named President, Health & Wellness in 2010, she was the President of the Cheese and Dairy business unit of Kraft Foods Inc. From 2006 to 2008 she served as the President of the Grocery business unit of Kraft and from 2004 to 2005 she was the Senior Vice President, Global Marketing of Kraft. Ms. Jordan’s management and operations experience within a large, global corporation gives her an important strategic voice in Board deliberations, and her knowledge and decision making with respect to business unit development and sustainable top-line performance makes her a valued member of our Board.

San W. Orr, III (42) has served as a director of the Company since February 22, 2012. He is Partner & Chief Operating Officer of BDT Capital Partners, LLC, a position he has held since 2011. Prior to joining BDT Capital in 2009, Mr. Orr spent over ten years at Goldman, Sachs & Co. in several positions, including Managing Director, GS Direct, Investment Banking Division, where he advised clients and led transaction teams on mergers and acquisitions, equity, convertible and debt financings. Mr. Orr's background also includes public accounting experience as well as bankruptcy, corporate and securities and finance and tax law. Mr. Orr’s investment and transactional experience, as well as his vested interest as a director-nominee and Partner of a substantial Company stockholder, BDT Capital, adds both talent and further stockholder representation to our Board.

A. Clayton Perfall (53) has served as a director of the Company since September 21, 2010. He is the Chairman and Chief Executive Officer of Archway Marketing Services, Inc., a provider of marketing logistics and fulfillment services. From 2001 until 2008 Mr. Perfall served as the Chief Executive Officer and as a member of the Board of Directors of AHL Services, Inc. Mr. Perfall also served as the Chief Executive Officer of Union Street Acquisition Corp. from 2006 until 2008. He served as the Chief Financial Officer of Snyder Communications, Inc. from 1996 until 2000 and was previously a partner with a large international accounting firm. Mr. Perfall currently serves on the Boards of Directors of Archway Holdings and Comstock Homebuilding Companies, Inc., and previously served on the Boards of Directors of inVentiv Health, Inc. from 1999 to 2010, AHL Services, Inc. from 2001 to 2008 and Union Street Acquisition Corp. from 2006 to 2008. He is currently the Audit Committee chairman for Comstock Homebuilding Companies, Inc. and served as the chair of the Audit Committee during his time on the board of inVentiv. Mr. Perfall’s significant financial expertise and experience as an Audit Committee chairman and public company Chief Financial Officer, combined with his substantial executive leadership background, is an asset both to our Board and to our Audit Committee.

Steven E. Simms (56) has served as a director of the Company since July 27, 2011. Mr. Simms is the Chairman of the Board of Directors of Apex Tools, a joint venture between the Danaher Tool Group and Cooper Tools, and is a former Executive Vice President of Danaher Corporation. He became Executive Vice President in 2000 and served in that role through his retirement in 2007, during which time he was instrumental in Danaher's international growth and success. He previously served as Vice President–Group Executive from 1998 to 2000 and as an executive in Danaher's tools and components business from 1996 to 1998. Prior to joining Danaher, Mr. Simms held roles of increasing authority at Black & Decker Corporation and the Quaker Oats Company. Mr. Simms’ significant international business experience adds a valuable global operational perspective to our Board. In addition, his familiarity with the Danaher Business System provides targeted insight on the nature of the Company’s operations to the Board.

Rajiv Vinnakota (41) has served as a director of the Company since May 13, 2008. He has been Managing Director and President of The SEED Foundation, a non-profit educational organization, since 1997 and served as the chairman of The SEED Foundation board from 1997 until 2006. Prior to co-founding SEED, Mr. Vinnakota was an associate at Mercer Management Consulting. He was also a trustee of Princeton University from 2004 until 2007, a member of the Executive Committee of the Princeton University Board of Directors from 2006 to 2007 and served as the national chairman of Annual Giving at Princeton from 2007 until 2009. Mr. Vinnakota’s management experience, combined with his experience in the non-profit sector, brings a valuable perspective to our Board.

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 The Board unanimously recommends that stockholders vote “FOR” the election of each of the nominees for director listed above.

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CORPORATE GOVERNANCE

Director Independence

In accordance with the rules of the NYSE, our Corporate Governance Guidelines require that a majority of our Board members be independent directors. In addition, NYSE rules and the respective charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee require that each member of these committees be independent directors. In order for a director to qualify as “independent,” our Board must affirmatively determine that the director has no material relationship with the Company that would impair the director’s independence. Our Board undertook its annual review of director independence in February 2012. The Board has determined that Mr. Allender, Mr. Gayner, Ms. Jordan, Mr. Perfall, Mr. Simms and Mr. Vinnakota each qualify as “independent.”

The independent members of our Board must hold at least two “executive session” meetings each year without the presence of management. If the Chair of the Board is not an independent director, the independent directors select an independent director to serve as Chairperson for each executive session. In general, these meetings are intended to be used as a forum to discuss such topics as the independent directors deem necessary or appropriate, including the annual evaluation of the Chief Executive Officer’s performance, the annual review of the Chief Executive Officer’s plan for management succession and the annual evaluation of the Board’s performance.

Board of Directors and its Committees

The Board and its committees meet regularly throughout the year, and may also hold special meetings and act by written consent from time to time. The Board held a total of 13 meetings during the year ended December 31, 2011. During this time all directors attended 100% of the aggregate number of meetings held by the Board and all committees of the Board on which such director served (during the period which such director was a member of the Board). Our Corporate Governance Guidelines request Board members to make every effort to attend our annual meeting of stockholders. All directors attended our annual meeting of stockholders in 2011.

The Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The charters for the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are available on the Company’s website at www.colfaxcorp.com on the Investors page under the Corporate Governance tab. These materials also are available in print to any stockholder upon request. The Board committees review their respective charters on an annual basis. The Nominating and Corporate Governance Committee oversees an annual evaluation of the Board and each committee’s operations and performance.

Audit Committee

The Board has established a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). Our Audit Committee met nine times during the year ended December 31, 2011. The Audit Committee is responsible, among its other duties and responsibilities, for overseeing our accounting and financial reporting processes, the audits of our financial statements, the qualifications of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm. The Audit Committee reviews and assesses the qualitative aspects of our financial reporting, our processes to manage business and financial risks, and our compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The members of our Audit Committee are Mr. Perfall, Chair, Mr. Allender and Mr. Gayner. The Board has determined that Mr. Perfall qualifies as an “audit committee financial expert,” as that term is defined under the SEC rules. The Board has determined that each member of our Audit Committee is independent and financially literate under the NYSE’s Listing Standards and that each member of our Audit Committee is independent under the requirements of SEC Rule 10A-3.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee met five times during the year ended December 31, 2011. The Nominating and Corporate Governance Committee is responsible for recommending candidates for election to the Board. The committee is also responsible, among its other duties and responsibilities, for making recommendations to the Board or otherwise acting with respect to corporate governance policies and practices, including Board size and membership qualifications, new director orientation, committee structure and membership, succession planning for our Chief Executive Officer and other key executive officers, and communications with stockholders and other interested parties. The members of our Nominating and Corporate Governance Committee are Mr. Allender, Chair, Ms. Jordan and Mr. Vinnakota. The Board has determined that each member of our Nominating and Corporate Governance Committee is independent under the NYSE’s Listing Standards.

Compensation Committee

Our Compensation Committee met six times during the year ended December 31, 2011. The Compensation Committee is responsible, among its other duties and responsibilities, for determining and approving the compensation and benefits of our Chief Executive Officer and other executive officers, monitoring compensation arrangements applicable to our Chief Executive Officer and other executive officers in light of their performance, effectiveness and other relevant considerations and adopting and administering our equity and incentive plans. The members of our Compensation Committee are Ms. Jordan, Chair, Mr. Simms and Mr. Vinnakota. After recommendation by the Nominating and Corporate Governance Committee, concurrent with his appointment to the Board on July 27, 2011 Mr. Simms was appointed to the Compensation Committee. Mr. Simms replaced Mr. Gayner on the Compensation Committee upon the effectiveness of his appointment. The Board has determined that each member of our Compensation Committee is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, a “non-employee director” within the meaning of SEC Rule 16b-3, and is independent under the NYSE’s Listing Standards.

The Compensation Committee annually reviews and approves the corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates his performance in light of those goals and objectives, and determines his compensation level based on that analysis. The Compensation Committee also annually reviews and approves all elements of the compensation of our executive officers. Executive officers are evaluated by our Chief Executive Officer and he makes compensation recommendations to the Compensation Committee based on these evaluations. The Compensation Committee also reviews and makes recommendations to the Board for all new agreements with our executive officers and for all elements of director compensation. All of the Company’s incentive compensation and equity-based compensation plans are administered by the Compensation Committee, and the Compensation Committee considers whether to make recommendations to the Board for new incentive compensation plans and equity-based compensation plans or for any increase in the shares reserved for issuance under these plans on an annual basis. For further information on our compensation practices, including a description of our processes and procedures for determining compensation, the scope of the Compensation Committee’s authority and the role executive officers play in compensation determinations, please see the Compensation Discussion and Analysis below.

Since April of 2009 our Compensation Committee has engaged Frederic W. Cook & Co. (“Frederic Cook”) to, among other things, formulate an appropriate peer group to be used by the Compensation Committee and to provide competitive comparison data and other compensation consulting services as requested by the Compensation Committee.  Additional information on the nature of the information and services provided by the compensation consultant and the way they were used by the Board can be found below in the Compensation Discussion and Analysis.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is, or during the last fiscal year was, an officer or an employee of the Company or any of its subsidiaries, and no Committee member has any interlocking or insider relationship with the Company which is required to be reported under the rules of the SEC.

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Identification of Director Candidates and Director Nomination Process

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and stockholders. Further, as discussed above under “Election of Directors,” the Company’s Amended and Restated Certificate of Incorporation provides the BDT Investor the right, among other things, to nominate for election to the Board and certain of its committees (subject to applicable law and the listing requirements of the NYSE) up to 2 of 11 directors, depending on the beneficial ownership of the BDT Investor (and certain of its permitted transferees) of the Company’s securities from time to time. The Nominating and Corporate Governance Committee evaluates candidates submitted by stockholders, including the BDT Investor, in the same manner as other candidates identified to it. The Nominating and Corporate Governance Committee may also use outside consultants to assist in identifying candidates. The Nominating and Corporate Governance Committee is responsible for assessing whether a candidate may qualify as an independent director. Each possible candidate is discussed and evaluated in detail before being recommended to the Board.

The Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors. Stockholders may also nominate persons to be elected as directors. If a stockholder wishes to nominate a person for election as director, he or she must follow the procedures contained in Section 3.3 of our Bylaws. To nominate a person to stand for election as a director at the annual meeting of stockholders for 2013, our Corporate Secretary must receive such nominations at our principal executive offices not less than 90 days nor more than 120 days before the anniversary date of the preceding annual meeting. If the annual meeting is set for a date that is more than 30 days before or more than 70 days after such anniversary, the nomination must be received not earlier than the close of business on the 120th day prior to the annual meeting date and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day when the Company makes a public announcement of the annual meeting date. Each submission must include the following information:

•	the name and address of the stockholder who intends to make the nomination (and the beneficial owner, if any) and the name and address of the person or persons to be nominated;

•	the number of shares of common stock owned by the stockholder;

•	a representation that the stockholder is a holder of record of Company’s common stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons;

•	a representation whether the stockholder intends to deliver proxies to the percentage of the Company’s outstanding common stock required to elect the nominee or to solicit proxies in support of such nomination;

•	if applicable, the extent of any hedging or other transactions or any other arrangements by the stockholder, the effect or intent of which is to mitigate loss or manage risk of stock price changes for, or to increase the voting power of, the stockholder;

•	if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons, naming such person or persons, pursuant to which the nomination is to be made by the stockholder;

•	such other information regarding each nominee to be proposed by such stockholder as would be required to be included in a proxy statement filed under the SEC’s proxy rules if the nominee had been nominated, or intended to be nominated, by the Board;

•	if applicable, the consent of each nominee to serve as a director if elected and a statement that the nominee, if elected, intends to tender the irrevocable resignation letter required of incumbent directors described in “Outstanding Stock and Voting Rights” above; and

•	such other information that the Board may request in its discretion.

The Board may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as one of its directors.

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Additional information regarding requirements for stockholder nominations for next year’s annual meeting and for the inclusion of stockholder proposals in the Proxy Statement is described in this Proxy Statement under “General Matters – Stockholder Proposals and Nominations.”

Board Leadership Structure

Our Corporate Governance Guidelines specify that the positions of Chairman of the Board and Chief Executive Officer shall be held by separate persons. We believe that this structure is appropriate given the differences between the two roles in our current management structure. Our Chief Executive Officer, among other duties, is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of our Board, among other responsibilities, provides guidance to the Chief Executive Officer, takes an active role in setting the agenda for Board meetings and presides over meetings of the full Board. Our current Chairman, Mr. Rales, is not an independent director and, as noted above in “Director Independence,” the independent directors select an independent director to serve as Chairperson for each executive session.

Board’s Role in Risk Oversight

The Board maintains responsibility for oversight of risks that may affect the Company. The Board discharges this duty primarily through its standing committees. Specifically, the Audit Committee (i) discusses with management, those performing our internal audit function, and our independent registered public accounting firm all major risk exposures (whether financial, operating or otherwise), (ii) reviews the Company’s policies with respect to risk assessment and risk management, and (iii) oversees compliance with legal and regulatory requirements and our ethics program, including our Code of Business Conduct and Ethics. In addition, the Nominating and Corporate Governance Committee oversees the corporate governance principles and governance structures that contribute to successful risk oversight and management. Finally, the Compensation Committee oversees certain risks associated with compensation policies and practices, as discussed below. The Audit, Nominating and Corporate Governance and Compensation Committees make full reports to the Board of Directors at each quarterly meeting regarding each committee’s considerations and actions. In addition to the work of these committees as described above, following the acquisition of Charter International plc the Board is continuing to develop a Board-level risk management assessment commensurate with a business of our size and structure.

Risk Assessment of Compensation Practices

Management, with oversight from the Compensation Committee, reviews our compensation policies and practices and the design of our overall compensation program in relation to our risk management practices and any potential risk-taking incentives. This assessment includes a review of the primary elements of our compensation program (base salary, annual incentives and long-term incentives) in light of potential risks. For each of these components, the assessment determined that the design and operation of each component did not heighten risks to the Company:

•	Base Salary — Base salary levels are reviewed annually by the Compensation Committee and are not subject to incentive-based increases.

•	Annual Incentive Plan — Annual incentive plan targets are linked to stated goals in key areas of operational and financial performance. These metrics are designed to enhance long-term growth and stockholder value. Individual personal goals, which collectively account for 30% or less of the annual incentive plan, are not material to the annual incentive plan and no one factor materially affects the total potential amount of bonus awarded. Further, the use of multiple metrics is intended to prevent management from focusing on a single goal to the detriment of other metrics that we consider important to our operating performance and future growth.

•	Long-Term Incentives — Stock options and performance-based restricted stock unit awards are used to align executive compensation with the interests of stockholders by encouraging long-term improvement in operational and financial performance and as such does not subject the Company to heightened risks.

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We believe that our compensation program includes an appropriate mix of short and long-term incentives, which mitigates the risk of undue focus on short-term targets while rewarding performance in areas key to our long-term success.

In addition, we have controls and other Company practices in place that serve to limit potential risk taking behavior within our compensation program, including but not limited to the following:

•	oversight of our compensation process and procedures by an independent Compensation Committee;

•	implementation of and training on Company-wide standards of conduct, as described further below under “Standards of Conduct”;

•	internal controls over our financial reporting, which are maintained and reviewed as a part of our internal audit process and further reviewed and tested by our external auditors, as overseen by the Audit Committee;

•	Audit Committee oversight and review of financial results and non-GAAP metrics used in certain components of our annual incentive plan and long-term incentives;

•	a stock ownership policy that further aligns the interests of management and stockholders; and

•	provisions in the Company’s insider trading policy prohibiting hedging transactions that would allow the holder to limit or eliminate the risk of a decrease in the value of the Company’s securities.

The Compensation Committee reviewed with management the results of its assessment at a meeting in March 2012. Based on this review, we concluded that the risks arising from the compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.

Standards of Conduct

The Board has adopted Corporate Governance Guidelines, which set forth a framework to assist the Board in the exercise of its responsibilities. The Corporate Governance Guidelines cover, among other things, the composition and certain functions of the Board and its committees, executive sessions, Board responsibilities, expectations for directors, and director orientation and continuing education.

As part of our system of corporate governance, the Board has also adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that is applicable to all directors, officers and employees of the Company. The Code of Ethics sets forth Company policies, expectations and procedures on a number of topics, including but not limited to conflicts of interest, compliance with laws, rules and regulations (including insider trading laws), honesty and ethical conduct, and quality. The Code of Ethics also sets forth procedures for reporting violations of the Code and investigations thereof.

The Corporate Governance Guidelines and Code of Ethics are available on the Company’s website at www.colfaxcorp.com on the Investors page under the Corporate Governance tab. These materials also are available in print to any stockholder upon request.

The Company has a Policy on Insider Trading and Compliance which, in addition to mandating compliance with insider trading laws, prohibits any director, officer or employee of the Company from engaging in short sales, transactions in derivative securities (including put and call options), or other forms of hedging and monetization transactions, such as zero-cost collars, equity swaps, exchange funds and forward sale contracts, that allow the holder to limit or eliminate the risk of a decrease in the value of the Company’s securities. Further, we have stock ownership guidelines applicable to our directors and executives to ensure alignment of interests between our stockholders, directors and management.

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Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions

We have adopted a written Policy Regarding Related Person Transactions pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our Nominating and Corporate Governance Committee, another independent committee of our Board or the full Board. Any request to enter into a transaction with any of these persons, in which the amount involved exceeds $120,000, is required to be presented to our Nominating and Corporate Governance Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Nominating and Corporate Governance Committee any such transaction. In approving or rejecting the proposed agreement, our Nominating and Corporate Governance Committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we discover related person transactions that have not been approved, the Nominating and Corporate Governance Committee is to be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions

Set forth below is a summary of certain transactions since January 1, 2011 among us, our directors, our executive officers, beneficial owners of more than 5% of our common stock, and entities with which the foregoing persons are affiliated or associated in which the amount involved exceeds or will exceed $120,000:

Transactions with Danaher Corporation. Certain of our subsidiaries purchase products from Danaher Corporation (“Danaher”) from time to time in the ordinary course of business and on an arms’-length basis. In 2011, our subsidiaries purchased approximately $150,000 of products from Danaher, which is less than 0.03% of our, and of Danaher’s, gross revenues for 2011. Our subsidiaries intend to purchase products from Danaher in the future in the ordinary course of their businesses and on an arms’-length basis. Mitchell P. Rales is the Chairman of Danaher’s executive committee and Steven M. Rales is the Chairman of Danaher’s Board of Directors, and both are the beneficial owners of at least 5% of Danaher’s outstanding common stock and our outstanding common stock.

Transactions with BDT Capital. On February 22, 2012, San W. Orr, III was appointed to our Board. Mr. Orr is a Partner and the Chief Operating Officer of BDT Capital Partners, LLC, the ultimate parent company of the BDT Investor and an affiliate of BDT & Company, LLC. Mr. Orr was designated for election to the Board pursuant to our Amended and Restated Certificate of Incorporation, which provides the BDT Investor the right, among other things, to exclusively nominate for election to the Board and certain of its committees (subject to applicable law and the listing requirements of the NYSE) up to 2 of 11 directors, depending on the beneficial ownership of the BDT Investor (and certain of its permitted transferees) of our securities.

In connection with the Acquisition, on September 12, 2011 we entered into a securities purchase agreement with the BDT Investor, pursuant to which on January 24, 2012 we sold to the BDT Investor (i) 14,756,945 shares of our common stock at a purchase price of $23.04 per share, and (ii) 13,877,522 shares of newly-created Series A perpetual convertible preferred stock (“Preferred Stock”) at a purchase price of $24.50 per share, for an aggregate purchase price of $680 million. As the holder of the Preferred Stock, the BDT Investor is entitled to receive cumulative cash preferred dividends, payable quarterly, at a per annum rate of 6% of the liquidation preference (defined as $24.50), provided that the dividend rate shall be increased to a per annum rate of 8% if we fail to pay the full amount of any dividend required to be paid on such shares until the date that full payment is made. On March 1, 2012 the first quarterly dividend payment, totaling $2,062,295 for the pro rata quarterly dividend period, was made to the BDT Investor. Further, pursuant to the securities purchase agreement, on January 24, 2012 we entered into a registration rights agreement with the BDT Investor pursuant to which the Company will file a registration statement covering the resale of common stock issued to the BDT Investor (including the shares issuable upon conversion of the Series A Preferred Stock) and under which the BDT Investor has demand registration rights and piggyback registration rights in certain circumstances.

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The Company paid a total of $26.35 million in fees to BDT & Company, LLC in connection with the Acquisition, consisting of $12.5 million in merger and acquisition fees, $11.9 million in equity placement fees, $1.7 million in commitment fees and $250,000 in related expenses. BDT & Company, LLC served as our financial advisor and placement agent for the Acquisition and is an affiliate of BDT Capital and the BDT Investor.

Plane Reimbursement for the Acquisition. During the negotiation of the Acquisition, our management and Mr. Rales utilized Mr. Rales’ personal plane for travel in order to undertake certain time-sensitive meetings. Following the completion of the Acquisition, the business expenses for the associated use of Mr. Rales’ plane for this purpose were reimbursed by us in an amount of $240,000. This reimbursement consisted of the pro rata operational and fuel costs for the Company’s use of the plane.

Contacting the Board of Directors

Stockholders and interested parties wishing to communicate with our Board may do so by writing to any of the Board, the Chairman of the Board, or the non-management members of the Board as a group, at:

Colfax Corporation
8170 Maple Lawn Boulevard, Suite 180

Fulton, Maryland 20759
Attn: Corporate Secretary

Complaints or concerns relating to our accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee. Other correspondence will be referred to the relevant individual or group. All correspondence is required by our Policy on Stockholder and Interested Party Communications with the Board of Directors (the “Board Communications Policy”) to prominently display the legend “Board Communication” in order to indicate to the Corporate Secretary that it is communication subject to our policy and will be received and processed by the Corporate Secretary’s office. Each communication received by the Corporate Secretary will be copied for our files and will be promptly forwarded to the addressee. In our Board Communications Policy, the Board has requested that certain items not related to the Board’s duties and responsibilities be excluded from its communications, such as mass mailings and business advertisements. In addition, the Corporate Secretary is not required to forward any communication that the Corporate Secretary, in good faith, determines to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. However, the Corporate Secretary will maintain a list of each communication subject to this policy that is not forwarded, and on a quarterly basis, will deliver the list to the Chairman of the Board. In addition, each communication subject to this policy that is not forwarded because it was determined by the Secretary to be frivolous shall nevertheless be retained in our files and made available at the request of any member of the Board to whom such communication was addressed.

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DIRECTOR COMPENSATION

Pursuant to our current directors’ compensation program for non-employee directors, our Board members receive an initial equity grant of 5,556 restricted stock units upon their joining the Board that vest in three equal installments and are delivered upon the termination of service on the Board, an annual cash retainer of $35,000, and an annual equity award of $60,000 in restricted stock units, which is awarded in connection with our annual meeting of stockholders and which vests in three equal installments on the first three anniversaries of the date of the grant. In addition, the Chair of our Audit Committee receives an annual retainer of $15,000, and the Chair of the Compensation Committee and Nominating and Corporate Governance Committee each receive annual retainers of $10,000.

Our non-executive chairman of the Board is entitled to receive an annual cash retainer of $1 and does not receive any other cash fees or the initial or annual equity awards described above.

The Board has also approved a stock ownership policy for our directors. Each director is required to have ownership of our common stock (including shares issuable upon exercise of stock options and shares underlying restricted stock units) equal to five times the annual cash retainer within five years of joining the Board. If the initial and annual restricted stock unit grants are retained, it is anticipated that a director will be in compliance with this requirement within two years of joining the Board.

In addition, the Board has adopted a Director Deferred Compensation Plan which permits non-employee directors to receive, at their discretion, deferred stock units, or DSUs, in lieu of their annual cash retainers and committee chairperson retainers. A director who elects to receive DSUs receives a number of units determined by dividing the cash fees earned during, and deferred for, the quarter by the closing price of our common stock on the date of the grant, which is the last trading day of the quarter. A non-employee director also may convert restricted stock unit grants to DSUs under the plan. DSUs granted to our directors convert to shares of our common stock after termination of service from the Board, based upon a schedule elected by the director in advance. In the event that a director elects to receive DSUs, the director will receive dividend equivalent rights on such DSUs to the extent dividends are issued on our common stock. Dividend equivalents are deemed reinvested in additional DSUs (or fractions thereof).

We also reimburse all directors for travel and other necessary business expenses incurred in the performance of their services for us and extend coverage to them under our directors’ and officers’ indemnity insurance policies.

The following table sets forth information regarding compensation paid to our directors during 2011:

Name (1)	Fees Earned or Paid in Cash ($)		Stock Awards ($) (3)		Total ($)
Mitchell P. Rales	1		—		1
Patrick W. Allender	45,000	(2)	59,998	(4)	104,998
Joseph O. Bunting III	35,000		59,998	(4)	94,998
Thomas S. Gayner	35,000	(2)	59,998	(4)	94,998
Rhonda L. Jordan	45,000	(2)	59,998	(4)	104,998
A. Clayton Perfall	50,000	(2)	59,998	(4)	109,998
Steven E. Simms	14,932	(2)	136,789	(5)	151,721
Rajiv Vinnakota	35,000		59,998	(6)	94,998

(1)	See the Summary Compensation Table in the Executive Compensation section of this Proxy Statement for compensation disclosure related to Clay H. Kiefaber. Mr. Kiefaber does not receive any additional compensation in connection with his services as a director.

(2)	Messrs. Allender, Gayner, Perfall and Simms and Ms. Jordan have elected to receive DSUs in lieu of their annual cash retainers and committee chairperson retainers. DSUs convert to shares of our common stock after termination of service from the Board, based upon a schedule elected by the director in advance. During 2011, the amount of DSUs received in lieu of annual cash retainers and committee chairperson retainers by these directors was as follows: Mr. Allender— 1,894, Mr. Gayner— 1,473, Ms. Jordan— 1,894, Mr. Perfall— 2,105, Mr. Simms— 612. DSUs received for these cash retainers are considered “vested” for the purposes of the table below.

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(3)	Amounts represent the aggregate grant date fair value for stock awards to each director during 2011, as computed pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (“FASB ASC Topic 718”). The equity awards granted to each non-executive director in fiscal 2011 had a grant date fair value equal to amount shown in “Stock Awards” column above. The amounts shown in the “Stock Awards” column reflect, for all directors other than Mr. Simms, the grant date fair value of the annual grant of 2,770 restricted stock units made to directors in connection with the annual meeting of stockholders. For Mr. Simms, the amount shown reflects a grant date fair value of $136,789 relating to the 5,556 restricted stock units granted upon his appointment to the Board on July 27, 2011.

(4)	2,770 restricted stock units granted to these directors, which were awarded in connection with the annual meeting of stockholders, were converted into DSUs at the election of each director. These DSUs will vest in three equal installments beginning on May 18, 2012. DSUs convert to shares of our common stock after termination of service on the Board, based upon a schedule selected by each director in advance.

(5)	This grant of 5,556 restricted stock units awarded upon his appointment to the Board vest in three equal annual installments beginning on July 27, 2012 and will be delivered upon termination of service on the Board.

(6)	This grant of 2,770 restricted stock units awarded in connection with the annual meeting vests in three equal annual installments beginning on May 18, 2012 and will be delivered upon termination of service on the Board.

As of December 31, 2011, the aggregate number of unvested stock awards outstanding held by our non-employee directors was as follows:

Name	Restricted Stock Units
Mitchell P. Rales	0
Patrick W. Allender	8,449
Joseph O. Bunting III	8,449
Thomas S. Gayner	8,449
Rhonda L. Jordan	10,301
A. Clayton Perfall	6,474
Steven E. Simms	5,556
Rajiv Vinnakota	8,449

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Although stockholder ratification is not required, the appointment of Ernst & Young LLP is being submitted for ratification as a matter of good corporate practice with a view towards soliciting stockholders’ opinions which the Audit Committee will take into consideration in future deliberations. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives for Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Independent Registered Public Accountant Fees and Services

The following table sets forth the aggregate fees for services rendered by Ernst & Young LLP for the Company for the fiscal years ended December 31, 2011 and 2010:

Fee Category	2011	2010
Audit Fees	$1,479,600	$1,787,500
Audit-Related Fees	―	21,200
Tax Fees	265,781	166,300
All Other Fees	568,268	―

Total	$2,313,649	$1,975,000

Audit Fees. This category of the table above includes fees for the fiscal years ended December 31, 2011 and 2010 that were for professional services rendered (including reimbursement for out-of-pocket expenses) for the integrated audits of our annual consolidated financial statements, for reviews of the financial statements included in our Quarterly Reports on Form 10-Q, for the restatement during 2010 of our annual consolidated financial statements for 2009 and for certain quarterly periods, and for statutory audits.

Audit-Related Fees. This category of the table above includes the fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

Tax Fees. This category of the table above includes fees billed for tax compliance, tax advice and tax planning.

All Other Fees. This category of the table above includes fees billed for products and services other than those described above under Audit Fees, Audit-Related Fees and Tax Fees. For 2011, these included fees incurred in connection with the preparation of (i) the Definitive Proxy Statement and (ii) Prospectus in the United Kingdom for the approval of the acquisition of Charter International plc.

The Audit Committee has considered whether the services rendered by the independent registered public accounting firm with respect to the fees described above are compatible with maintaining their independence and has concluded that such services do not impair their independence.

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Audit Committee’s Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee must pre-approve all auditing services, internal control related services and non-audit services provided to the Company by the independent registered public accounting firm and all fees payable by the Company to the independent registered public accounting firm for such services. The Audit Committee has adopted a pre-approval policy to ensure compliance with the NYSE’s Listing Standards and the applicable SEC rules and regulations relating to auditor independence. The Audit Committee reviews with Ernst & Young LLP and management the plan and scope of Ernst & Young LLP’s proposed annual financial audit and quarterly reviews, including the procedures to be utilized and Ernst & Young LLP’s compensation. The Audit Committee also pre-approves all auditing services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by Ernst & Young LLP. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with the pre-approval policy, provided that the decisions of such Audit Committee member or members must be presented to the full audit committee at its next scheduled meeting. Pre-approval of permitted non-audit services can only be approved by the full Audit Committee.

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012.

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AUDIT COMMITTEE REPORT

The Audit Committee consists of A. Clayton Perfall, Patrick Allender and Thomas Gayner. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2011 with management and with the Company’s independent registered public accountants. The Audit Committee discussed with the independent registered public accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent registered public accountants confirming their independence, as required by applicable requirements of Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. On the basis of the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2011 be included in the Company’s Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

A. Clayton Perfall, Audit Committee Chair
Patrick Allender
Thomas Gayner

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COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of compensation arrangements of our named executive officers for 2011 (as set forth in the Summary Compensation Table below) should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.

Executive Summary

Fiscal 2011 Executive Compensation and Program Highlights

2011 executive compensation decisions were made by the Compensation Committee against the backdrop of our continued strengthened performance and financial position and strong operating results for 2011. We built on our improvements during 2010 to produce significant increases and year-on-year growth in revenues, sales, operating income and order bookings. We also made substantial progress on our strategic priorities during 2011 and, as we announced on January 13, 2012, undertook a transformative step by completing the acquisition of Charter International plc (the “Acquisition), which has increased our scale and added a new operational platform. We believe that the Acquisition accelerates our growth strategy, enhances our business profile and continues our journey to becoming a premier global enterprise.

Our executive compensation approach in 2011 continued to focus on linking compensation to Company performance while aligning the interests of management and stockholders. The key actions of our Compensation Committee and highlights of our executive compensation program in 2011 include:

•	the annual establishment of targeted metrics for our executive team tied to the performance of the Company’s business in order to earn payments under our Annual Incentive Plan;

•	bonus payments that reflect our management’s success in achieving these operational and performance targets in 2011;

•	annual equity awards that include performance-based restricted stock units (PRSUs), which, if earned in the one-year performance period, are subject to additional service-based vesting and ultimately vest upon the fourth and fifth year after the grant so long as the executive remains with the Company,

•	PRSU awards having adjusted earnings per share targets, which were earned for 2011;

•	supplemental bonuses to certain executive officers to reflect their efforts in consummating the Acquisition; and

•	the continued recruitment and retention of a talented management team.

The following discussion provides further detail and analysis regarding our executive compensation program and the compensation of our named executive officers in 2011.

Overview of Our Executive Compensation Program

The Compensation Committee’s approach to executive compensation is drawn from our overall executive compensation philosophy, which is to offer our management, including our named executive officers, compensation that is both competitive and flexible, and that meets our goals of attracting, retaining, incentivizing and rewarding high quality, performance driven leadership so that we can achieve our financial and strategic objectives and continue to grow our Company.

Utilizing this philosophy, our executive compensation program has been designed to:

•	reinforce the Company’s values and mission;

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•	link awards to industry-leading organizational results;

•	align the long-term performance responsibilities of executives with the long-term interests of stockholders; and

•	provide transparency through simplicity of design.

The Compensation Committee has not adopted formal compensation policies for such matters as long-term versus currently-paid compensation and cash versus non-cash compensation, or any other compensation policies. In addition, the Compensation Committee looks at each compensation element individually such that decisions regarding one element have not affected decisions regarding other elements. This is because each primary element of our compensation program has a different purpose:

•	base salaries—should be competitive in order to attract and retain our executive talent and provide an element of compensation that is not at risk in order to avoid fluctuations in compensation that could distract executives from the performance of their responsibilities;

•	annual cash bonus plan—is designed to reward our executive officers for achievement in key areas of Company operational and financial performance, as well as to recognize the executive’s performance during the year; and

•	long-term incentive plans—are designed to align the rewards of the executives with the interests of stockholders by encouraging sustained long-term operational and financial performance and increases in stockholder value over an extended period of time.

We believe our executive compensation program and practices reflect our ongoing commitment to strong compensation governance, including:

Performance-Based Incentive Compensation and History of Linking Compensation to Performance. As described above, elements of our executive compensation program, such as our annual cash bonus plan and PRSUs, are designed to align compensation metrics with operational goals established by the Compensation Committee. We have demonstrated a commitment to linking pay to performance.

Equity Grant Provisions. Our equity awards include time-based vesting provisions to encourage long-term growth. Specifically, all options awarded vest over a three year period starting one year after their grant and all PRSUs, if earned, vest only in the fourth and fifth years after their grant subject to continued service with the Company.

“Double Trigger” Change of Control Provisions. The employment agreements with our executive officers provide that after a change in control an actual or “good reason” termination must occur before any severance benefits are triggered.

Stock Ownership Policy. Our stock ownership policy further aligns the financial interests of Company executives with those of our stockholders. Each executive at a vice president level or higher is expected to accumulate shares of our common stock or other qualifying forms of equity having the value described below within the later of five years from the commencement of the policy or five years from becoming an executive subject to the policy. These ownership value thresholds are as follows:

Leadership Position	Value of Shares
President and CEO	5x base salary
EVP/SVP	3x base salary
VP	1x base salary

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Hedging Ban. Any director, officer or employee of the Company is prohibited from engaging in short sales, transactions in derivative securities (including put and call options), or other forms of hedging and monetization transactions, such as zero-cost collars, equity swaps, exchange funds and forward sale contracts, that allow the holder to limit or eliminate the risk of a decrease in the value of the Company’s securities.

Commitment to Clawback Policy. The Compensation Committee has confirmed its intent to implement a “clawback” policy in accordance with and following the SEC’s final rulemaking to implement certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Recent Advisory Vote Approving Our Executive Compensation

Last year, approximately 99% of the stockholder votes cast on our advisory proposal to approve the compensation of our named executive officers were voted in favor of our executive compensation proposal. We believe that this overwhelming approval affirms stockholders’ support for our executive compensation program. Last year’s advisory vote on executive compensation occurred in May 2011, while the Committee’s primary consideration of executive compensation occurred during the fourth quarter of 2010 and first quarter of 2011, with most compensation components and related targets established by or granted during February 2011. As a result of both of these factors, our Compensation Committee did not set or change fiscal 2011 executive compensation directly as a result of last year’s advisory proposal to approve the compensation of our named executive officers. We considered the support for our executive compensation program and continued to make compensation decisions consistent with our stated overall executive compensation philosophy. We expect to continue to consider input from stockholders and the outcome of our triennial say-on-pay votes when making future executive compensation decisions.

Our Named Executive Officers

Our named executive officers for 2011 are Messrs. Kiefaber, Brannan, Pryor and Roller and Ms. Puckett.

Setting of Executive Compensation

Compensation Consultant and Peer Data Review. During 2011 our Compensation Committee continued to obtain perspective from competitive review data previously compiled during 2010 by Frederic Cook, as independent advisor to the Compensation Committee on matters of executive compensation. The list of peer companies previously reviewed and approved by the Compensation Committee during 2010 were: Altra Holdings, Inc., Ameron International Corporation, Ampco-Pittsburgh Corporation, Badger Meter, Inc., Ceradyne, Inc., CIRCOR International, Inc., Columbus McKinnon Corp., EnPro Industries, Inc., ESCO Technologies, Inc., L.B. Foster Company, Franklin Electric Co., The Gorman-Rupp Company, Graco Inc., Kaydon Corporation, Nordson Corporation, and Robbins & Myers, Inc. These companies were selected to reflect capital goods manufacturing companies of similar size to the Company (median revenue of approximately $515 million). While this competitive review data was not used to “benchmark” the amount of compensation paid to the named executive officers (or to our executives generally), the information was utilized by the Compensation Committee as a general reference to assist in its compensation decisions.

The consulting services provided by Frederic Cook in 2011 also included a long-term incentive study focused on aggregate share usage and dilution and the episodic compilation of external market data for the Compensation Committee’s use during the hire of new senior management positions as a result of the Acquisition and in ensuring ongoing best practices related to executive compensation. Further, during 2012 Frederic Cook has provided advice on the amendment and restatement of the Colfax Corporation 2008 Omnibus Incentive Plan, including our new share request, and on the review and approval of the material terms of payment for incentive compensation, which proposals are included in this Proxy Statement.

Annual Bonus Plan. Annual bonus payments to executive officers, if any, are made pursuant to the Colfax Corporation Annual Incentive Plan (the “Annual Incentive Plan”), which allows us to obtain, to the maximum extent possible, the benefit of a federal income tax deduction for certain performance-based compensation we pay to our executive officers.

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Supplemental Bonuses. In order to reward the significant effort and success in completing the Acquisition, certain executive officers were eligible to receive one-time supplemental bonuses awarded by the Compensation Committee.

Long-Term Equity Incentives. Any equity awards are made pursuant to the 2008 Omnibus Incentive Plan, which allows our Compensation Committee to have maximum flexibility in structuring an executive compensation program that provides a wide range of potential incentive awards to our executive officers and associates. This plan also allows us to preserve, to the maximum extent possible, our deductibility of performance-based compensation pursuant to Section 162(m) of the Internal Revenue Code. For example, pursuant to the plan, the Compensation Committee has the discretion to determine the portion of each named executive officer’s total compensation that will consist of awards under the plan, the mix of short-term and long-term incentives represented by the awards, the forms of the equity awards, and the service-based requirements or performance goals that the officer will have to satisfy to receive the awards.

We have also adopted guidelines for grants of equity awards. These guidelines were adopted by the Board in recognition of the importance of adhering to a set of practices and procedures for the grant of equity awards. The Compensation Committee has the power to grant equity awards. The Company does not time the grant of equity awards around material, non-public information. Grant dates are determined either as of the date of Compensation Committee approval or on the date of a specific event, such as the date of hire. Grants of equity awards (other than to newly-appointed directors or newly-hired or promoted executive officers) are expected to be made annually by the Compensation Committee during “open-window” periods, which are the periods when officers and directors are not expressly prohibited from trading in shares of our common stock by our applicable policies. Equity awards to newly-appointed directors, and to newly-hired or promoted executive officers, are expected to be during an “open–window” period whenever possible, or, if approved in advance as to newly-appointed directors and newly-hired executives, effective as of their first day of service to the Company.

Elements of Our Executive Compensation Program

Base Salary. As noted above, our base salary goal is to be competitive with the marketplace for executive talent to ensure that we can attract and retain our senior management. Base salaries are reviewed annually with this objective in mind. The annual base salary levels set for our named executive officers in fiscal 2011 were based on the Compensation Committee’s assessment of the relative scope of roles and responsibilities of management, combined with perspective from the competitive compensation data provided by Frederic Cook and the Compensation Committee’s reasoned business judgment. Each of Messrs. Kiefaber, Brannan, Pryor and Ms. Puckett’s salary were set pursuant to the terms of their employment agreements, which were negotiated with and approved by the Board upon recommendation from the Compensation Committee at the time of their hire. Mr. Roller’s base salary increased by approximately 4% due to an increase approved as part of the annual review process.

Annual Incentive Plan. As noted above, our Annual Incentive Plan goal is to reward our executive officers for achievement in key areas of Company operational and financial performance. Our Annual Incentive Plan provides our named executive officers the opportunity to receive a bonus payment, which is expressed as a percentage of the executive’s base salary (i.e., their “target bonus”). The annual cash bonus targets incentivize our named executive officers to achieve outstanding performance in what we view as key Company financial and operational metrics, establishing a long-term goal of growth for Colfax from year-to-year. The performance measures and specific financial and operational metrics used, which are discussed below in greater detail, are set at the beginning of each year. Actual bonus amounts are determined following the end of the performance period and are based on performance relative to pre-established goals.

Mr. Kiefaber’s target amount of 75% and Messrs. Brannan, Pryor and Ms. Puckett’s target amount of 50% were set pursuant to the terms of their employment agreements negotiated with and approved by the Board upon the recommendation of the Compensation Committee based upon its collective experience and reasoned business judgment with perspective from the competitive review data provided by Frederic Cook. For Mr. Roller, the Compensation Committee set the bonus payment percentage target amount of 50% for 2011 based upon its collective experience and reasoned business judgment after also considering the competitive review data provided by Frederic Cook.

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Financial and Operational Targets. Consistent with prior years, a substantial percentage of the funding for the Annual Incentive Plan in 2011 was determined by the achievement of performance targets based on Board-approved corporate financial goals for the year. For each named executive officer the achievement of financial performance targets represented 70% of the funding for their potential annual bonuses. These financial performance targets consisted of sales, EBIT (as adjusted to remove the impact of income tax expense, interest expense, asbestos liability and defense costs, asbestos coverage litigation expense, discontinued operations, cumulative effect of accounting changes, restructuring costs such as severance, outplacement or the cost to relocate production, asset impairment, goodwill impairment, legacy legal adjustments, costs related to unsuccessful acquisitions and early extinguishment of debt costs) and working capital turns (each of sales, EBIT and working capital turns as adjusted to negate the effects of foreign currency exchange rates). The Compensation Committee selected these metrics, as it has in recent years, as we believe these are the three performance metrics that most influence Colfax’s potential growth and, as a result, stockholder value.

The remaining 30% of the Annual Incentive Plan was based on Compensation Committee-approved personal objectives for each named executive officer, as discussed below.

The following table outlines the Annual Incentive Plan goal structure and respective weighting for each of the named executive officers during fiscal 2011:

Measure	Weighting
Sales (as adjusted)	15%
EBIT (as adjusted)	30%
Working Capital Turns (as adjusted)	25%
Personal Objectives	30%

The Compensation Committee placed a greater emphasis on EBIT (as adjusted) and working capital turns (as adjusted) as compared to the other performance metrics as we believe profitability and cash flow are the primary drivers of our growth. With respect to the financial and operational performance metrics, the Annual Incentive Plan is strictly formulaic in nature, and neither the Board, the Compensation Committee nor any executive officer has any discretion with respect to the targets, or the resulting payments.

The “target goal” approved by the Compensation Committee relating to each financial or operations performance metric represented Board-approved corporate financial goals for 2011 and were set to represent significant progress in each category toward the achievement of the Company’s long-term growth objectives and to align with the Board-approved corporate budget. The Compensation Committee then set “threshold goals” (the level of performance necessary to achieve the minimum bonus payout) and “maximum goals” (the level of performance necessary to achieve the maximum bonus payment) based upon their collective experience and business judgment to reward the named executive officers for achievements in each of the key metrics. To determine the actual bonus paid to each named executive officer, the actual financial performance is multiplied by each named executive officer’s target bonus (as set forth above and in footnote 5 to the Summary Compensation Table) and the corresponding weighting for the measure. The 2011 financial performance goals for each of the named executive officers are set forth below:

Measure (weighting)	Target Goal	Threshold Goal	Threshold Payment	Maximum Goal	Maximum Payment
Sales (as adjusted) (15%)	$580 million	$547 million	65%	$638 million	250%
EBIT (as adjusted) (30%)	$74 million	$66 million	65%	$88 million	250%
Working Capital Turns (as adjusted) (25%)	6.19	5.57	20%	6.81	200%

For each of the named executive officers, results for 2011 were as follows:

•	$614 million in sales (as adjusted) (106% of target);

•	$88.5 million in EBIT (as adjusted) (119% of target); and

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•	5.95 in working capital turns (as adjusted) (96% of target).

Individual Performance Objectives. As stated above, 30% of each named executive officer’s annual bonus was determined by achievement of Compensation Committee approved individual performance objectives. Individual performance objectives were included as part of the annual cash bonus plan to ensure that more targeted, non-financial Company objectives over which the executive has primary control are factored in as part of the individual’s total annual bonus for the year. We do not view these individual performance objectives as material to an understanding of this portion of our Annual Incentive Plan as there are several individual objectives established for each named executive officer and, individually, no one factor materially affects the total potential amount of the bonus award.

The actual bonus award paid to each named executive officer under the Annual Incentive Plan in 2011 is disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table below.

Supplemental Bonus for the Acquisition. During 2011, certain members of our senior management devoted substantial efforts to completing the Acquisition, which is a transformative event for the Company. We believe that the Acquisition accelerates our growth strategy, enhances our business profile and continues our journey to becoming a premier global enterprise and, in light of their efforts in consummating the Acquisition, certain executives were awarded one-time supplemental bonuses. Mr. Kiefaber received a supplemental bonus of $180,000 while Messrs. Brannan and Pryor and Ms. Puckett each received a supplemental bonus of $75,000.

Long-Term Incentives. As noted above, our long-term incentive plan goal is to align the rewards of executives with the interests of stockholders by encouraging sustained long-term improvement in operational and financial performance and increase in stockholder value.

2008 Omnibus Incentive Plan. On February 24, 2011, the Compensation Committee granted stock options and PRSUs under the 2008 Omnibus Incentive Plan to each of the named executive officers as an annual long-term incentive equity grant with a targeted aggregate value as follows:

Annual Grant Recipient	Stock Options	Performance-Based Restricted Stock Units	Targeted Aggregate Value ($)
Mr. Kiefaber	51,677	20,671	900,000
Mr. Brannan	17,226	6,890	300,000
Mr. Pryor	17,226	6,890	300,000
Ms. Puckett	14,355	5,742	250,000
Mr. Roller	15,790	6,316	275,000

The Compensation Committee determined these awards by first determining a targeted aggregate value, as set forth above, using its collective experience and business judgment after also considering the competitive review data provided by Frederic Cook. These values do not represent the actual fair value of these awards at the time of grant, which is calculated pursuant to FASB ASC Topic 718. Each named executive officer received 50% of his or her award in the form of stock options and 50% of the award in the form of PRSUs in accordance with a formula approved by our Compensation Committee. For stock options, the actual number of stock options granted to each executive was determined by dividing 50% of the value above (for example, for Mr. Kiefaber, $450,000) by 40% of the closing price per share of our common stock on the grant date. Forty percent was determined to approximate the value of the award by the Compensation Committee. While this formula determines the number of options that were subject to the executive’s option grant, in each case the exercise price for the stock option equals 100% of the closing price per share of our common stock on the grant date. For the PRSUs, the target number of restricted stock units granted to each executive was determined by dividing 50% of the value above (for example, for Mr. Kiefaber, $450,000) by the closing price per share of our common stock on the grant date.

To reinforce retention objectives, the options vest in equal installments over a three year period, contingent upon continued service. In addition, any performance shares earned upon conclusion of the one-year performance period will vest in two equal installments on the fourth and fifth anniversaries of the grant date. For all PRSU grants, the PRSUs would be earned, if at all, based on our adjusted earnings per share for fiscal 2011. The adjusted earnings per share targets for fiscal year 2011 were set at a range from $1.07 to $0.99, with a sliding scale of vesting for achievement in this range from a maximum of 100% vesting at the $1.07 target to the lowest potential vesting level of 65% at the $0.99 target. If an adjusted earnings per share target of $0.99 or higher was not achieved, no PRSUs would be earned. Upon certification of the Company’s adjusted earnings per share by the Compensation Committee in February 2012, these PRSUs were earned in full.

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Further, in connection with his appointment as our Senior Vice President, Strategy and Business Development, Mr. Pryor received an equity grant of stock options under the 2008 Omnibus Incentive Plan on January 3, 2011. Mr. Pryor was granted 53,333 stock options, which grant had a target aggregate value of $400,000. The grant and vesting terms were consistent with those described above for the 2011 annual grants.

Additional information concerning these awards is included in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table and the Grants of Plan-Based Awards Table.

Employment Agreements. The Company has entered into employment agreements with all of our executive officers, including our named executive officers. All named executive officers except for Mr. Roller are party to the our current form of employment agreement for executive officers, which was adopted on September 15, 2010 for use with new executive hires. The employment agreement for Mr. Roller was entered into by the Company in April 2008 prior to our initial public offering. On October 25, 2011, our Board, in order to move all executive officers onto the new form of employment agreement in connection with its previous adoption of the same, provided notice to Mr. Roller that the term of his current employment agreement, which does not follow the new form, is not being automatically extended and will expire pursuant to its terms on December 31, 2012. Additional details regarding the material terms of these employment agreements are summarized under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table— Employment Agreements.”

Retirement Benefits. Through the Colfax Corporation Excess Benefit Plan, we provide executive officers, including our named executive officers, with the opportunity to defer a percentage of their compensation without regard to the compensation limits imposed by the Internal Revenue Code for our 401(k) plan. We established the Excess Benefit Plan to allow our senior-level executives to contribute toward retirement on a tax-effective basis in a manner that is consistent with other Colfax employees who are not limited by the Internal Revenue Code limits.

For additional details concerning the Excess Benefit Plan, please see the Non-Qualified Deferred Compensation Table and the accompanying narrative disclosure.

Effect of Accounting and Tax Treatment on Compensation Decisions

Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to certain “covered employees,” unless certain specific and detailed criteria are satisfied. Performance-based compensation, as defined in the Internal Revenue Code, is fully deductible if the programs are approved by stockholders and meet other requirements. We believe that future grants of awards under our 2008 Omnibus Incentive Plan will qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thus permitting us to receive a federal income tax deduction in connection with such awards. Also, we believe that any bonuses awarded pursuant to our Annual Incentive Plan will qualify as “performance-based” for the purposes of Section 162(m). However, as part of our current compensation objectives, we seek to maintain flexibility in compensating our executives, as discussed above and, as a result, the Board has not adopted a policy requiring that all compensation be deductible. Our Compensation Committee assesses the impact of Section 162(m) on our compensation practices and determines what further action, if any, is appropriate.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts and discussing the drafts with management. Based on its review and discussions with management, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2012 Proxy Statement and in the Company’s Annual Report on Form 10-K for 2011 by reference to the Proxy Statement.

Compensation Committee of the Board of Directors

Rhonda L. Jordan, Compensation Committee Chair
Steven E. Simms
Rajiv Vinnakota

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EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Clay H. Kiefaber	2011	525,000	180,000	450,008	506,951	585,309	49,668	2,296,936
President and Chief	2010	516,014	—	951,234	1,079,592	771,750	39,160	3,357,750
Executive Officer

C. Scott Brannan	2011	350,000	75,000	149,995	168,987	258,563	28,419	1,030,964
Senior Vice President, Finance and Chief Financial Officer	2010	110,202	—	134,997	409,631	87,500	2,019	744,349

Daniel A. Pryor	2011	350,000	75,000	149,995	617,518	264,863	14,700	1,472,076
Senior Vice President, Strategy and Business Development

A. Lynne Puckett	2011	300,000	75,000	125,003	140,823	225,225	24,363	890,414
Senior Vice President, General Counsel and Secretary

William E. Roller	2011	279,347	—	137,499	154,900	203,351	33,537	808,634
Executive Vice President —	2010	267,550	—	187,503	212,685	240,827	19,564	928,129
Colfax Fluid Handling	2009	255,183	—	100,001	75,271	53,971	27,439	511,865

(1)	For 2010, salary amounts for Messrs. Kiefaber and Brannan include fees paid or earned in cash for their service on the Board in 2010 prior to their appointment as executive officers of $1,110 and $36,164, respectively.

(2)	During 2011, Mr. Kiefaber received a supplemental bonus of $180,000 and Messrs. Brannan and Pryor and Ms. Puckett each received a supplemental bonus of $75,000 in recognition of their work on the Acquisition. For a discussion of these supplemental bonuses see the Compensation Discussion and Analysis above.

(3)	Amounts represent the aggregate grant date fair value of grants made to each named executive officer, as computed in accordance with FASB ASC Topic 718. Amounts include the probable grant date fair values on the date of grant for awards of PRSUs, which equaled the maximum grant date fair value for these awards.

For 2010, Mr. Brannan’s amount also includes $59,998 to reflect the grant date fair value of 4,823 DSUs he received in connection with the annual meeting of stockholders prior to his appointment as an executive officer of the Company.

For 2009, since the performance criteria for the 2009 stock award grants was not met, no shares were issued pursuant to these awards for 2009 and their actual value is zero.

(4)	Amounts represent the aggregate grant date fair value of grants made to each named executive officer, as computed in accordance with FASB ASC Topic 718.

(5)	For 2011, amounts represent the payouts pursuant to our Annual Incentive Plan.

For a discussion of the performance metrics on which the Annual Incentive Plan was based, including the weighting for each performance metric and the actual percentage achievement of the financial performance targets, see the Compensation Discussion and Analysis above. To determine the actual bonus paid to each named executive officer, the actual financial performance was multiplied by each named executive officer’s 2011 target bonus and the corresponding weighting for the measure. For fiscal 2011, each named executive officer’s target bonus expressed as a percentage of base salary, was as follows:

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•	Mr. Kiefaber:	75%
•	Mr. Brannan:	50%
•	Mr. Pryor:	50%
•	Ms. Puckett	50%
•	Mr. Roller:	50%

(6)	Amounts set forth in this column for 2011 consist of the following:

Name	Supplemental Long-Term Disability Premiums ($)	Company 401(k)/Deferred Compensation Plan Match and Contribution ($)(a)	Relocation Expenses ($)	Total ($)
Mr. Kiefaber	3,204	14,700	31,764	49,668
Mr. Brannan	2,169	26,250	—	28,419
Mr. Pryor	—	14,700	—	14,700
Ms. Puckett	1,863	22,500	—	24,363
Mr. Roller	2,089	31,448	—	33,537

(a)	For each named executive officer, amounts represent the aggregate Company match and Company contribution made by Colfax during 2011 to such officer’s 401(k) plan account and Excess Benefit Plan (nonqualified deferred compensation) account. See the Nonqualified Deferred Compensation Table and accompanying narrative for additional information on the Excess Benefit Plan.

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Grants of Plan-Based Awards

The following table sets forth information with respect to grants of plan-based awards to our named executive officers during 2011:

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock and
Name	Award Type	Grant Date	Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)	Underlying Options (#)(3)	Option Awards ($/Sh)	Option Awards ($)(4)
Clay H. Kiefaber	Annual Incentive Plan	—	146,672	393,750	817,031
	PRSUs	2/24/2011				—	20,671	—			450,008
	Stock Options	2/24/2011							51,677	21.77	506,951

C. Scott Brannan	Annual Incentive Plan	—	65,188	175,000	363,125
	PRSUs	2/24/2011				—	6,890	—			149,995
	Stock Options	2/24/2011							17,226	21.77	168,987

Daniel A. Pryor	Annual Incentive Plan	—	65,188	175,000	363,125
	Stock Options	1/3/2011							53,333	18.75	448,531
	PRSUs	2/24/2011				—	6,890	—			149,995
	Stock Options	2/24/2011							17,226	21.77	168,987

A. Lynne Puckett	Annual Incentive Plan	—	55,875	150,000	311,250
	PRSUs	2/24/2011				—	5,742	—			125,003
	Stock Options	2/24/2011							14,355	21.77	140,823

William E. Roller	Annual Incentive Plan	—	52,380	140,619	291,784
	PRSUs	2/24/2011				—	6,316	—			137,499
	Stock Options	2/24/2011							15,790	21.77	154,900

(1)	Amounts represent the possible payouts under our Annual Incentive Plan. For a discussion of the performance metrics and actual results and payouts under the plan for fiscal 2011, see the Compensation Discussion and Analysis and the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above, respectively.

(2)	Amounts represent potential shares issued under performance-based share awards. The PRSUs may be earned at the end of the one-year performance period upon certification by the Compensation Committee that the performance metric had been met. Earned awards are then subject to an additional service-based vesting period, pursuant to which vesting occurs in equal amounts on the fourth and fifth anniversaries of the grant date pending continued service with the Company. The performance metric was met for 2011 and as such these shares were earned upon certification by the Compensation Committee on February 23, 2012. For further discussion of these awards, see “Long-Term Incentives— 2008 Omnibus Incentive Plan” in the Compensation Discussion and Analysis.

(3)	Amounts represent stock option awards that vest ratably over three years, beginning on the first anniversary of the grant date, based on continued service.

(4)	The amounts shown in this column represent the full grant date fair value of grants made to each named executive officer, as computed in accordance with FASB ASC Topic 718. PRSUs are valued based upon the probable outcome of the performance conditions associated with these awards as of the grant date and such calculation is consistent with the estimate of aggregate compensation cost recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows, as of December 31, 2011, the number of outstanding stock options, performance-based restricted stock awards and, for Messrs. Kiefaber and Brannan, director restricted stock units or DSUs held by the named executive officers:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Clay H. Kiefaber	34,042	68,082	12.27	1/11/17
	31,646	63,291	11.85	3/29/17
	—	51,677	21.77	2/24/18
					81,288	2,315,082	—	—
							20,671	588,710

C. Scott Brannan	19,905	39,808	15.70	10/18/17
	—	17,226	21.77	2/24/18
					10,456	297,787	—	—
					—	—	6,890	196,227

Daniel A. Pryor	—	53,333	18.75	1/03/18
	—	17,226	21.77	2/24/18
					—	—	6,890	196,227

A. Lynne Puckett	19,424	38,846	14.48	9/27/17
	—	14,355	21.77	2/24/18
					4,316	122,920	—	—
					—	—	5,742	163,532

William E. Roller	13,889	—	18.00	5/7/15
	22,402	11,201	7.44	3/13/16
	7,033	14,064	11.85	3/29/17
	5,394	10,786	13.52	4/22/17
	—	15,790	21.77	2/24/18
					20,467	582,900	—	—
					—	—	6,316	179,880

(1)	The vesting date of unvested stock option awards is set forth beside each option expiration date in the following chart. Note that the vesting date provided reflects when the options fully vest. Stock option awards vest ratably over three years beginning on the first anniversary of the grant date.

Option Grant Date	Option Expiration Date	Option Full Vesting Date (options vest over three year period)
3/13/09	3/13/16	3/13/12
1/11/10	1/11/17	1/11/13
3/29/10	3/29/17	3/29/13
4/22/10	4/22/17	4/22/13
9/27/10	9/27/17	9/27/13
10/18/10	10/18/17	10/18/13

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Option Grant Date	Option Expiration Date	Option Full Vesting Date (options vest over three year period)
1/3/11	1/3/18	1/3/14
2/24/11	2/24/18	2/24/4

(2)	These amounts reflect PRSUs granted in 2010 that were earned on February 24, 2011, and, for Mr. Kiefaber’s new hire grant, on July 26, 2011 upon certification by the Compensation Committee that the performance metric had been met. They are subject to an additional service-based vesting period, pursuant to which vesting will occur in equal amounts on the fourth and fifth anniversaries of the grant date.

For Messrs. Kiefaber and Brannan, these amounts also include 2,463 unvested director restricted stock units (for Mr. Kiefaber) and 5,679 DSUs (for Mr. Brannan) received for service on our Board prior to their appointment as executive officers of the Company.

(3)	The amounts shown in this column represent the market value of the PRSUs, and, for Mr. Kiefaber and Mr. Brannan, director restricted stock units or DSUs, based on the Company’s common stock price on December 30, 2011, which was $28.48 per share, multiplied by the number of units, respectively, for each unvested director or performance stock award.

(4)	The amounts show in this column reflect PRSUs that are earned at the end of a one-year performance period upon certification by the Compensation Committee that the performance metric had been met. These PRSUs are then subject to an additional service based vesting period, pursuant to which vesting will occur in equal amounts on the fourth and fifth anniversaries of the grant date contingent on continued employment with the Company. For the awards reflected in this column, which were granted in 2011, the performance metric was met and these PRSUs were then earned upon certification by the Compensation Committee on February 23, 2012. Awards made in 2009 are not reflected in this table as the performance metric was not met for these awards and as such no shares will ever be issued pursuant to their terms.

(5)	The amounts shown in this column represent the market value of the PRSUs based on the Company’s common stock price on December 30, 2011, which was $28.48 per share, multiplied by the number of units, respectively, for each unvested and unearned performance stock award.

Option Exercises and Stock Vested

The following table provides information for Mr. Kiefaber and Mr. Brannan regarding the vesting during 2011 of director restricted stock units (for Mr. Kiefaber) and director restricted stock units deferred into DSUs (for Mr. Brannan), which were received for service on our Board prior to their appointment as executive officers of the Company during 2010. The number of shares acquired upon the vesting of these director restricted stock unit awards and the value realized before payment of any taxes and broker commissions is reflected below. Value realized represents the product of the number of shares received upon vesting and the closing market price of our common stock on the vesting date.

During 2011, no stock options were exercised and no PRSUs vested for any of our named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Clay H. Kiefaber	4,315	93,712
C. Scott Brannan	5,922	128,520

(1)	For Mr. Kiefaber, the number of shares reflects the vesting of 1,852 DRSUs on May 7, 2011 and 2,463 DRSUs on May 12, 2011. For Mr. Brannan, the number of shares reflects the vesting of 1,852 DSUs on May 7, 2011, 2,463 DSUs on May 12, 2011 and 1,607 DSUs on May 18, 2011. Each vesting date is based on the anniversary date of prior director annual grants received for service on our Board prior to their appointment as executive officers.

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(2)	Based on the Company’s common stock price on each applicable vesting date as follows:

Vesting Date	Closing Price of Common Stock
5/7/11	$21.01
5/12/11	$22.25
5/18/11	$21.66

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Employment Agreements

As discussed in the Compensation Discussion and Analysis above, we have entered into an employment agreement with each of our executive officers, including our named executive officers. All named executive officers except for Mr. Roller are party to our current form of employment agreement for executive officers, which was adopted by the Company on September 15, 2010 for use with new executive hires. The employment agreement for Mr. Roller was entered into by the Company in April 2008 prior to our initial public offering.

Form of Employment Agreement. On September 15, 2010, the Company adopted a new form of employment agreement for executive officers to be used for new executive hires. Messrs. Kiefaber, Brannan and Pryor and Ms. Puckett are all parties to this employment agreement, which each have a one year term that is automatically extended unless the Board or the executive provides written notice to terminate the automatic extension provision. In addition, in the event we undergo a “change in control” (as described below under “Potential Payments Upon Termination or Change in Control”) during the term of the employment agreements, the agreements will be automatically extended to the second anniversary of the change in control. Each officer’s base salary may not be reduced below the amount previously in effect without the written agreement of the executive.

With respect to the benefits payable to each executive under these agreements upon a change in control of Colfax, the benefits are only paid upon a “double trigger,” meaning a change in control event must occur and the executive must either be terminated without cause by Colfax (or its successor) or the executive must resign for good reason. In entering into these arrangements, the Company wanted to ensure the continued dedication of these executive officers, notwithstanding the possibility of a change in control, and to retain such officer in our employ after any such transaction. We believe that, should the possibility of a change in control arise, Colfax should be able to receive and rely upon our officers’ advice as to the best interests of the Company and without the concern that such officer might be distracted by the personal uncertainties and risks created by a potential change in control. In the event, however, that such officer is actually terminated during the period beginning three months prior to a change in control event or within a certain period of time following the change in control (or prior to the end of the term of the applicable employment agreement should the change of control not be consummated), which termination may be out of their control (i.e., by the successor company or management), we believe that the officers should be compensated for their efforts in positioning Colfax for the possibility of an acquisition event. Further, any bonus payment paid in conjunction with the termination of a named executive officer will be based upon the performance of the Company, as stipulated in the Company’s Annual Incentive Plan.

Additional information on certain benefits provided in the new form of employment agreement in certain terminations or in connection with a change of control is discussed below under “Potential Payments Upon Termination or Change in Control.”

Mr. Roller’s Employment Agreement. The initial term of our employment agreement with Mr. Roller, ended December 31, 2009, with automatic two-year term extensions thereafter, unless the Board or Mr. Roller provides written notice to terminate the automatic extension provision. The term of Mr. Roller’s agreement had extended automatically to December 31, 2012. On October 25, 2011, our Board, in order to move all executive officers onto the new form of employment agreement in connection with its previous adoption of the same, provided notice to Mr. Roller that the term of his current employment agreement, which does not follow the new form, is not being automatically extended and will expire pursuant to its terms on December 31, 2012. In addition, in the event we undergo a “change in control” (as described below under “Potential Payments Upon Termination or Change in Control”) during the term of Mr. Roller’s employment agreement, the agreement will be automatically extended to the second anniversary of the change in control. Mr. Roller’s base salary may not be reduced below the amount previously in effect without his written consent.

Mr. Roller’s employment agreement also provides for “double trigger” benefits upon a change of control, in substantially the form provided in the current form of employment agreement described above. Additional information on certain benefits provided in Mr. Roller’s employment agreement in certain terminations or in connection with a change of control, including differences from the current form of employment agreement, is discussed below under “Potential Payments Upon Termination or Change in Control.”

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On December 15, 2008 we entered into an amendment of Mr. Roller’s agreement to reflect guidance on the application of Section 162(m) of the Internal Revenue Code. This amendment took effect on January 1, 2010 and requires that any bonus payment paid in conjunction with the termination of a named executive officer will be based upon the performance of the Company, as stipulated in the Company’s Annual Incentive Plan.

Nonqualified Deferred Compensation

In 2005, we established the Colfax Corporation Excess Benefit Plan (the “Excess Benefit Plan”) to provide certain senior-level employees, including each of the named executive officers, with an opportunity to defer a stated percentage of their base compensation or their annual incentive compensation without regard to the compensation limits imposed by the Internal Revenue Code for our 401(k) plan. We established the Excess Benefit Plan to allow our senior-level executives to contribute toward retirement on a tax-effective basis in a manner that is consistent with other Colfax employees who are not limited by the Internal Revenue Code limits. The plan is “unfunded,” meaning there is no asset segregated for the exclusive benefit of the named executive officers.

The Excess Benefit Plan allows the named executive officers to defer up to 50% of their base salaries and up to 50% of their bonus compensation. These deferral limits are the same as that of other employees who participate in our qualified 401(k) plan. In addition, we match up to 3% of all excess deferrals by the named executive officers and provide a 3% Company contribution, each of which are the same percentage match and contribution, respectively, as provided under the 401(k) plan. Each of the participating named executive officers, except for Messrs. Kiefaber and Brannan, is fully vested in his or her deferral account, including Company match contributions. Messrs. Kiefaber and Brannan will not be fully vested in the portion of their deferral account representing any Company match contributions until five years from the date they were appointed an executive officer.

Deferrals under the Excess Benefit Plan may be invested in 12 different equity and fixed income reference investment funds which are selected periodically by the plan trustee to best match the funds offered in the qualified 401(k) plan. Each participating named executive officer can allocate his deferrals among these fund investment options and may change elections at any time by making a change of election with the plan administrator. Colfax invests its match and contribution amounts in the same investment options in the same amounts and allocations as the reference funds selected by the officer.

Simultaneously with the officer’s election to participate in the Excess Benefit Plan, the executive must elect the time of payment for the account balance upon termination of service. Because each of the named executive officers are likely “key employees” for purposes of Section 409A of the Internal Revenue Code, the executive is generally permitted to choose either (i) the last day of the month in which the six-month anniversary of termination occurs, or (ii) the later of January 31 of any of the five calendar years following the year of termination and the last day of the month in which the six-month anniversary of termination occurs. If no election is made, the benefit will be paid in a lump sum on the last day of the month which occurs six months after the executive’s termination date.

In addition, at the time of electing the timing of payment, the executive must also elect the form of payment of the account balance. The executive may select a lump sum payment or annual installments over a period of two to ten years. If no form of payment election is made, the form of payment will be a lump sum. The named executive officer may elect to change the timing or form of payment, provided, generally, that (i) the election may not take effect until 12 months after the election, (ii) the election may not be made less than 12 months prior to the date of the first scheduled payment under the current election and (iii) the first payment with respect to the subsequent election is deferred for a period of not less than five years from the date such payment would otherwise have been made.

Upon death or disability, the executive (or the executive’s beneficiary) is to be paid a lump sum payment equal to the executive’s account balance within 60 days after the year of death or the last day of the month in which the six-month anniversary of the executive’s disability occurs, respectively.

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Notwithstanding the above, in the event the executive’s account balance at the time of his or her termination is less than $10,000, payment of the account balance upon termination will be made in a lump sum on or before the later of (i) December 31 of the calendar year of termination, or (ii) the date 2.5 months after the executive’s termination from service.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings (Loss) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Clay H. Kiefaber	—	—	—	—	—
C. Scott Brannan	4,250	11,550	(102)	—	15,948
Daniel A. Pryor	—	—	—	—	—
A. Lynne Puckett	6,000	7,800	108	—	14,133
William E. Roller	14,711	16,510	(8,024)	—	517,679

(1)	With respect to each applicable named executive officer, amounts represent deferred salary and deferred bonus amounts granted that are reported in the Summary Compensation Table above under the applicable column.

(2)	All amounts reported in this column for each applicable named executive officer are reported in the “All Other Compensation” column of the Summary Compensation Table above.

(3)	With respect to each applicable named executive officer’s aggregate balance, the following amounts are reported in the Summary Compensation Table above: Mr. Brannan — $15,800, Ms. Puckett — $13,800, Mr. Roller — $31,221. These amounts are the sum of executive and registrant contributions during 2011, which are disclosed in the Summary Compensation Table as described in footnotes one and two above.

Potential Payments Upon Termination or Change in Control

Potential Payments For Executive Officers as of December 31, 2011

The information below describes relevant employment agreement and equity plan provisions for payments upon termination or change in control and sets forth the amount of compensation that could have been received by each of the named executive officers in the event such executive’s employment had terminated under the various applicable triggering events described below as of December 31, 2011.

Employment Agreements. Pursuant to the terms of the employment agreements with each of Messrs. Kiefaber, Brannan, and Pryor and Ms. Puckett, these named executive officers, in the event their employment is terminated by us without “cause” or the executive resigns for “good reason” (each as described below), each executive is entitled to the following severance payments or benefits:

•	a lump sum payment equal to one times the executive’s base salary in effect and his or her target annual incentive compensation for the year of termination (or, if greater, the average of the two highest actual annual incentive payments made to the executive during the last three years); and

•	a lump sum payment equal to the executive’s pro rata annual incentive compensation for the year of termination subject to the performance criteria having been met for that year under the Annual Incentive Plan.

Mr. Roller would also receive continuation of health care coverage for him and his family for one year after termination under his prior form of executive employment agreement.

In the event the executive terminates employment without “cause” or for “good reason” within three months prior to a “change in control event” (as described below), or two years after a “change in control”, each executive is entitled to the following severance payments or benefits:

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•	a lump sum payment equal to two times the executive’s base salary in effect and his or her target annual incentive compensation for the year of termination (or, if greater, the average of the two highest actual incentive payments made to the executive during the last three years);

•	a lump sum payment equal to the executive’s pro rata annual incentive compensation for the year of termination subject to the performance criteria having been met for that year under the Annual Incentive Plan; and

•	all equity awards will immediately vest, with any performance objectives applicable to performance-based equity awards deemed to have been met at the greater of (i) the target level at the date of termination, and (ii) actual performance at the date of termination.

Mr. Roller would also be entitled to continuation of health care coverage for him and his family for two years after termination under his prior form of executive employment agreement.

In each case described above, the executive’s right to the severance payments and benefits is conditioned on the executive’s execution of a waiver and release agreement in favor of Colfax. In addition, each employment agreement contains standard confidentiality covenants, non-disparagement covenants, non-competition covenants and non-solicitation covenants.

In the event that any payment or benefit to the executives pursuant to the employment agreements or otherwise constitute excess parachute payments under Section 280G of the Internal Revenue Code such that they would trigger the excise tax provisions of the Internal Revenue Code, such payments are to be reduced so that the excise tax provisions are not triggered, but only upon determination by the executive that the after-tax value of the termination benefits calculated with the restriction described above exceed the value of those calculated without such restriction.

Each agreement further provides that, in the event it is determined that the willful actions of the executive have resulted in a material misstatement or omission in any report or statement filed by Colfax with the SEC, or material fraud against Colfax, Colfax is entitled to recover all or any portion of any award or payment made to the executive.

For purposes of the employment agreements, the following terms generally have the following meanings:

•	“cause” means conviction of a felony or a crime involving moral turpitude, willful commission of any act of theft, fraud, embezzlement or misappropriation against Colfax or its subsidiaries or willful and continued failure of the executive to substantially perform his or her duties;

•	“change in control” means:

•	a transaction or series of transactions pursuant to which any person acquires beneficial ownership of more than 50% of the voting power of the common stock of Colfax then outstanding;

•	during any two-year consecutive period, individuals who at the beginning of the period constitute the Board (together with any new directors approved by at least two-thirds of the directors at the beginning of the period or subsequently approved) cease to constitute a majority of the Board;

•	a merger, sale of all or substantially all of the assets of Colfax or certain acquisitions of the assets or stock by Colfax of another entity in which there is a change in control of Colfax; and

•	a liquidation or dissolution of Colfax; and

•	“change in control event” means the earlier to occur of a “change in control” or the execution of an agreement by Colfax providing for a change in control.

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For purposes of Messrs. Kiefaber, Brannan, Pryor and Ms. Puckett’s employment agreements, “good reason” means:

•	upon or following a change in control, the assignment to the executive of duties materially inconsistent with his or her position or any alteration of an executive’s duties, responsibilities and authorities, and then only if such adjustments or assignments are not the result of the conclusion by a significantly larger successor entity and its board of directors that such executive’s role needs to be altered;

•	the requirement for the executive to relocate his or her principal place of business at least 35 miles from his or her current place of business;

•	Colfax’s failure to obtain agreement from any successor to fully assume its obligations to the executive under the terms of the agreement; and

•	any other failure by Colfax to perform its material obligations under, or breach of Colfax of any material provision of, the employment agreement.

For purposes of Mr. Roller’s form of employment agreements, “good reason” means:

•	the assignment of duties to the executive which are materially inconsistent with his position with Colfax;

•	a reduction in the executive’s base salary, or the setting or payment of the executive’s target annual incentive compensation, in each case in an amount materially less than as required under the employment agreement;

•	the requirement for the executive to relocate his principal place of business at least 35 miles from his current place of business;

•	Colfax’s failure to obtain agreement from any successor to fully assume its obligations to the executive under the terms of the agreement; and

•	any other failure by Colfax to perform its material obligations under, or breach of Colfax of any material provision of, the employment agreement.

Equity Awards. The vesting of outstanding equity awards, other than performance-based awards, accelerates in full upon the death or total and permanent disability of the grantee or upon a “corporate transaction” (as defined below). The vesting of the outstanding PRSUs accelerates in full upon the death or total and permanent disability of the grantee only if and when the performance criteria for such award are achieved as of the end of the performance period upon certification of the same by the Compensation Committee, or immediately if the performance period has already ended and the Compensation Committee has certified that the performance criteria have been achieved. The outstanding PRSUs will terminate and cease to vest upon a “corporate transaction,” unless prior to the corporate transaction the achievement of the performance criteria is certified by the Compensation Committee, in which case the vesting for the award will accelerate in full. While these benefits are available to all of our equity plan participants equally, pursuant to SEC requirements, we have included these acceleration benefits in the table below. In addition, in the event of termination of service other than for death, disability or cause, any stock option awards will remain exercisable to the extent vested for 90 days after termination of service.

A “corporate transaction” under any outstanding equity awards is generally defined as:

•	the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which we are not the surviving entity;

•	a sale of substantially all of our assets to another person or entity; or

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•	any transaction which results in any person or entity, other than persons who are stockholders or affiliates immediately prior to the transaction, owning 50% or more of the combined voting power of all classes of our stock.

Accelerated vesting upon a “corporate transaction” will not occur to the extent that provision is made in writing in connection with the corporate transaction for the assumption or continuation of the outstanding awards, or for the substitution of such outstanding awards for similar awards relating to the stock of the successor entity, or a parent or subsidiary of the successor entity, with appropriate adjustments to the number of shares of stock that would be delivered and the exercise price, grant price or purchase price relating to any such award. If an award is assumed or substituted in connection with a corporate transaction and the holder is terminated without cause within a year following a change in control, the award will fully vest and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the compensation committee shall determine.

Estimate of Payments. The following table provides information related to compensation payable to each named executive officer assuming termination of such executive’s employment on December 31, 2011, or assuming a change of control or corporate transaction with corresponding qualifying termination occurred on December 31, 2011. Amounts also assume the price of our common stock was $28.48, the closing price on December 30, 2011.

Executive	Clay H. Kiefaber	C. Scott Brannan	Daniel A. Pryor	A. Lynne Puckett	William E. Roller
Employment Agreement Benefits:
Without “cause” or “good reason”
Lump Sum Payment	1,290,309	683,563	689,863	600,225	473,560
Pro Rata Incentive Compensation	393,750	175,000	175,000	150,000	140,619
Health Care	—	—	—	—	17,331
Upon a “change of control”
Lump Sum Payment	2,580,619	1,367,125	1,379,725	1,200,450	947,120
Pro Rata Incentive Compensation	393,750	175,000	175,000	150,000	140,619
Health Care	—	—	—	—	34,662
Equity Awards(1):
Accelerated Stock Options	3,580,985	878,719	634,517	912,102	1,551,411
Accelerated PRSUs	3,062,027	838,309	196,227	286,452	762,780
Excess Benefit Plan(2)	0	15,948	0	14,133	517,679
Disability Benefits(3)	150,000	150,000	150,000	150,000	150,000

(1)	Upon death, total and permanent disability and, in certain circumstances, a “corporate transaction” as defined above. See “Equity Awards” above for more details on the vesting of our outstanding equity awards.

(2)	Amounts represent the aggregate balance of the named executive officer’s Excess Benefit Plan account as of December 31, 2011. For more details on our Excess Benefit Plan, see “Nonqualified Deferred Compensation” above.

(3)	Amounts represent the aggregate estimated annual benefit that would be paid pursuant to our Group Long-Term Disability Plan (which is available to all of our employees) and our Supplemental Long-Term Disability Plan in the event a named executive officer becomes disabled and is terminated. The estimated annual benefit for each named executive officer under the General Disability Plan is $60,000 and the estimated annual benefit for each named executive officer under the Supplemental Long-Term Disability Plan is $90,000.

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PROPOSAL 3

APPROVAL OF THE

COLFAX CORPORATION 2008 OMNIBUS INCENTIVE PLAN,

AS AMENDED AND RESTATED

We are asking stockholders to consider and vote upon a proposal to approve the Colfax Corporation 2008 Omnibus Incentive Plan, as amended and restated, which we refer to below as the “Incentive Plan.” The following is qualified in its entirety by the full text of the Incentive Plan, which is attached to this Proxy Statement as Appendix A and is incorporated by reference into this proposal.

Upon the recommendation of the Compensation Committee, the Board on April 2, 2012 (the “Amendment Date”) approved the Incentive Plan, subject to the receipt of stockholder approval at the Annual Meeting, to:

(i)	increase the number of shares of the Company’s Common Stock, par value $.001 per share (the “Common Stock”) that may be issued under the Incentive Plan by 5,950,000 shares (the “Share Increase”), from 2,954,838, the number of shares reserved for issuance under the Incentive Plan as of February 24, 2012, the date immediately after the 2012 awards were made under the Incentive Plan for the period up to the Amendment Date, to 8,904,838; and provided further that this aggregate number shall be further reduced by any awards made after the Amendment Date and prior to the Annual Meeting;

(ii)	incorporate into the Plan the material terms for payment of performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code;

(iii)	provide that “out of the money” options or stock appreciation rights granted under the Incentive Plan may not be cancelled in exchange for cash or other securities or awards;

(iv)	provide that available shares under a stockholder-approved plan of a business entity that is a party to certain corporate transactions are available for issuance under the Incentive Plan and will not reduce the number of shares of the Company’s Common Stock that may be issued under the Plan;

(v)	provide that dividends paid on restricted stock awards that vest based on the achievement of performance goals shall not vest unless such performance goals are achieved (and if such goals are not achieved the grantee shall forfeit and repay to the Company such dividend payments);

(vi)	prohibit the grant of dividend equivalent rights on awards of options or stock appreciation rights;

(vii)	provide that dividend equivalent rights granted in connection with award that vest based on the achievement of performance goals shall not vest unless such performance goals are achieved (and if such goals are not achieved the grantee shall forfeit and repay to the Company payments made in connection with such dividend equivalent rights); and

(viii)	clarify that awards of performance units and performance shares have a target or actual number of shares of Common Stock.

The Board believes that approval of the Incentive Plan is in the best interests of the Company and its stockholders. Further, we consider approval of the Share Increase at this time prudent in light of the Acquisition and the increased number of potential grantees at the Company, and that approval of the Share Increase would enhance our ability to incentivize the performance of associates at the Company, including our new associates from the Acquisition, going forward.

No awards under the Incentive Plan have been granted or will be granted in reliance on the Share Increase unless and until the Incentive Plan is approved by the Company’s stockholders at the Annual Meeting. Grants of awards under the Incentive Plan will be in the discretion of the Compensation Committee and any other committee authorized to grant awards under the Incentive Plan. Accordingly, it is not possible as of the date of this proxy statement to determine the nature or amount of any awards under the Incentive Plan that may be subject to future grants to employees, officers and directors of the Company and its subsidiaries and other affiliates, or to other persons who will be eligible to participate in the Incentive Plan.

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If stockholders do not approve the Incentive Plan, compensatory equity-based grants to employees, officers and directors of the Company and its subsidiaries will continue to be made under the existing plan to the extent shares of the Company’s Common Stock are available for issuance thereunder, which on February 24, 2012 totaled 2,954,838 shares (without giving effect to additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards). In addition, if the stockholders do not approve the Incentive Plan, but approve Proposal 4, the performance criteria set forth therein automatically will be incorporated into the Incentive Plan as performance-based compensation for purposes of future equity or equity-based awards from the remaining share pool.

Equity Awards Outstanding and Available

As of February 24, 2012, the date immediately after the 2012 awards were made under the Incentive Plan for the period up to the Amendment Date, we had the following equity incentive compensation awards outstanding and shares remaining available for grant under the Incentive Plan:

Equity Awards Outstanding and Available Summary

Stock options outstanding	1,662,457
RSUs and PRSUs outstanding	512,601
Shares remaining available for grant under Incentive Plan	2,954,838
Weighted average exercise price of outstanding options	$19.16
Weighted average remaining term of outstanding options (in years)	5.44

Purpose and Eligibility.    The purpose of the Incentive Plan is to enhance our ability to attract, retain and motivate highly qualified officers, employees, non-employee directors and other persons to serve us and our affiliates and to expend maximum effort to improve our business results and earnings, by providing to such officers, employees, non-employee directors and other persons with an opportunity to acquire or increase a direct proprietary interest in our operations and future success through ownership of our Common Stock.

Awards may be granted under the Incentive Plan to officers, directors, including non-employee directors, other employees, advisors, consultants or other service providers of ours or our subsidiaries or other affiliates, and to any other individuals who are approved by the Board as eligible to participate in the Incentive Plan. Following the Acquisition, there were approximately 12,100 eligible individuals. While awards under the Incentive Plan are permitted to the classes of individuals listed above, to date grants have been made only to certain associates of the Company at the director-level and above, as approved by the Compensation Committee, and to our Board. For example, 125 of our associates received grants under the Incentive Plan for the 2012 annual grant. Further, only our employees or employees of our subsidiaries are eligible to receive incentive stock options.

Effective Date and Term.    The Incentive Plan as amended and restated, was effective as of the date of Board approval, or April 2 2012, and will expire on April 21, 2018 unless earlier terminated by our Board.

Administration, Amendment and Termination.    Our Board has the power and authority to administer the Incentive Plan. In accordance with the terms of the plan, the Board has delegated this power and authority to the Compensation Committee. The Compensation Committee has the authority to interpret the terms and intent of the Incentive Plan, determine eligibility and terms of awards for participants and make all other determinations necessary or advisable for the administration of the Incentive Plan. To the extent permitted by law, the Board or Compensation Committee may delegate authority under the Incentive Plan to a member of the Board.

The Compensation Committee may amend, suspend or terminate the Incentive Plan at any time with respect to any shares of Common Stock as to which awards have not been made. No such action may amend the Incentive Plan without the approval of stockholders if the amendment is required to be submitted for stockholder approval by applicable law, rule or regulation, including rules of the NYSE.

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Awards

Awards under the Incentive Plan may be made in the form of:

•	stock options, which may be either incentive stock options or non-qualified stock options;

•	stock appreciation rights;

•	restricted stock;

•	unrestricted stock;

•	restricted stock units;

•	dividend equivalent rights;

•	performance shares;

•	performance units; or

•	any combination of the foregoing.

Any of the foregoing awards may be made subject to attainment of performance goals over a performance period of one or more years.

An “incentive stock option” is an option that meets the requirements of Section 422 of the Internal Revenue Code, and a “non-qualified stock option” is an option that does not meet those requirements. A “stock appreciation right,” or “SAR,” is a right to receive upon exercise, in the form of Common Stock, cash or a combination thereof, the excess of the fair market value of one share of Common Stock on the exercise date over the grant price of such SAR. “Restricted stock” is an award of Common Stock on which are imposed restrictions over restricted periods that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Internal Revenue Code. “Restricted stock units” are awards that represent a conditional right to receive shares of Common Stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. “Dividend equivalent rights” are awards entitling the recipient to receive credits, which may be paid currently in cash or Common Stock or at the end of the applicable vesting period or which may be deemed to be reinvested in additional shares, that are based on cash distributions that would have been paid on the shares specified in the rights if the shares had been issued to and held by the recipient. “Performance shares” are awards of Common Stock, the value for which at the time the Common Stock is payable is determined by the extent to which the applicable performance criteria have been met. “Performance units” are similar to performance shares except that the award is a performance-based right to receive shares of Common Stock in the future, subject to one or more other restrictions. The Board may pay performance shares or performance units in the form of cash or in shares (or in a combination thereof). “Unrestricted shares” are awards of shares of Common Stock that are free of restrictions other than those imposed under federal or state securities laws.

Forfeiture. In addition, the Company may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the Company or any affiliate, confidentiality obligations with respect to the Company or any affiliate, or otherwise in competition with the Company or any affiliate, to the extent specified in such award agreement. The Company may annul an outstanding award if the grantee thereof is an employee and is terminated for “Cause” as defined in the applicable award agreement or the Incentive Plan, as applicable.

Shares Subject to Incentive Plan.    Subject to adjustment as described below, as of the Amendment Date, there will be an additional 5,950,000 shares of our Common Stock available for issuance under the Incentive Plan, for a total of 8,904,838 shares or such lesser number as gives effect to any awards made between the Amendment Date and the Annual Meeting (without giving effect to shares that again become available for issuance as set forth below). Shares issued under the Incentive Plan may be authorized as unissued shares or treasury shares.

Any shares covered by an award, or portion of an award, granted under the Incentive Plan that are forfeited or canceled, expire or settle in cash will be deemed not to have been issued for purposes of determining the maximum number of shares available for issuance under the Incentive Plan.

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If any stock option is exercised by tendering shares to us, or if we withhold shares to satisfy tax withholding obligations in connection with such an exercise, as full or partial payment in connection with the exercise of a stock option under the Incentive Plan, only the number of shares issued net of the shares tendered will be deemed issued for purposes of determining the maximum number of shares available for issuance under the Incentive Plan. Shares issued under the Incentive Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards resulting from the acquisition of another entity will not reduce the maximum number of shares available for issuance under the Incentive Plan. Available shares under a stockholder-approved plan of a business entity that is a party to certain corporate transactions are available for issuance under the Incentive Plan and will not reduce the number of shares of the Company’s Common Stock that may be issued under the Incentive Plan. In the case of a SAR, only the actual number of shares issued upon exercise of the SAR will be deemed issued for purposes of determining the maximum number of shares available for issuance.

The Incentive Plan has a number of additional limitations on the shares reserved for issuance or amount of awards that may be granted. A maximum of 1,000,000 shares may be issued pursuant to incentive stock options. No participant may be awarded options or SARs for more than 1,000,000 shares in any calendar year. A maximum of 1,000,000 shares of awards other than options or SARs may be awarded to any participant in any calendar year. The foregoing limitations are subject to adjustment as described below.

Terms and Conditions of Awards

Terms and Conditions of Options.    An option granted under the Incentive Plan will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the option grant date. The Compensation Committee may include in the option agreement the period during which an option may be exercised following termination of employment or service.

The exercise price per share under each option granted under the Incentive Plan may not be less than 100%, or 110% in the case of an incentive stock option granted to a 10% stockholder, of the fair market value of the Common Stock on the option grant date. For so long as the Common Stock remains listed on the NYSE, the fair market value of the Common Stock will be the closing price of the Common Stock as reported on the NYSE on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be the average between the highest bid and lowest asked prices or between the high and low sale prices on such trading day. If there is no sale of Common Stock reported for such trading day, the fair market value will be deemed equal to the closing price as reported on the NYSE for the last preceding date on which sales of the Common Stock were reported. If the Common Stock is listed on more than one established stock exchange of established securities market, the fair market value will be the closing price of a share of Common Stock reported on the exchange or market selected by the Board. If the Common Stock is not at the time listed or admitted to trading on a stock exchange, fair market value will be the mean between the highest bid and lowest asked prices or between the high and low sale prices of the Common Stock on the over the counter market. If the Common Stock is not listed on any stock exchange or traded on an established securities market, fair market value will be as determined in good faith by the Board in a manner consistent with Section 409A of the Internal Revenue Code.

Except upon the occurrence of a merger or other transaction described below, the Company may not amend the terms of an outstanding option or SAR to reduce the exercise price, cancel an outstanding option or SAR in exchange for or substitution of options or SAR with an exercise price that is less than the original exercise price, or cancel outstanding options or SAR with an exercise price above the current stock price in exchange for cash or other securities or awards.

Payment of the option price for shares purchased pursuant to the exercise of an option may be made in cash or in cash equivalents acceptable to us or, to the extent permitted by law and at the discretion of the Compensation Committee, through a broker-assisted cashless exercise, the tender to us of shares of Common Stock or by a combination of cash payment, cashless exercise or any other method that is approved by the Compensation Committee.

Each option will become vested and exercisable at such times and under such conditions as the Compensation Committee may approve consistent with the terms of the Incentive Plan. Exercisability of options may be subject to future service requirements, to the achievement of one or more of the performance objectives that are described below under “Corporate Performance Objectives” or to such other terms and conditions as the Compensation Committee, in its sole discretion, may impose.

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In the case of incentive stock options, the aggregate fair market value of the Common Stock determined on the option grant date with respect to which such options are exercisable for the first time during any calendar year may not exceed $100,000.

Incentive stock options are non-transferable during the optionee’s lifetime. Awards of non-qualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution. The Compensation Committee may, in its discretion, determine that an award of non-qualified stock options also may be transferred to family members by gift or other transfers deemed not to be for value.

The Compensation Committee may impose restrictions on any shares of Common Stock acquired pursuant to the exercise of an option as it deems advisable, including minimum holding period requirements or restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded, or under any blue sky or state securities laws applicable to the Common Stock.

Terms and Conditions of Stock Appreciation Rights.    SARs may be granted in conjunction with all or a part of any option or other award granted under the Incentive Plan, or without regard to any option or other award. The Compensation Committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which a SAR may be exercised in whole or in part, the time or times at which and the circumstances under which a SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, whether or not a SAR will be in tandem or in combination with any other grant, and any other terms and conditions of any SAR. The maximum term of a SAR is ten years. Exercisability of SARs may be subject to future service requirements, to the achievement of one or more of the performance objectives that are described below under “Corporate Performance Objectives” or to such other terms and conditions as the Compensation Committee, in its sole discretion, may impose.

Upon exercise of a SAR, the holder will be entitled to receive, in the specified form of consideration, the excess of the fair market value of one share of Common Stock on the exercise date over the grant price of such SAR, as determined by the Compensation Committee. The grant price of a SAR may not be less than the fair market value of a share of Common Stock on the grant date.

Awards of SARs are generally nontransferable, except for transfers by will or the laws of descent and distribution. The Compensation Committee may, in its discretion, determine that a SAR may be transferred to family members by gift or other transfers deemed not to be for value.

Terms and Conditions of Restricted Stock and Restricted Stock Units.    Subject to the provisions of the Incentive Plan, the Compensation Committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award and the purchase price, if any, for the Common Stock subject to the award. Unless otherwise determined by the Compensation Committee, holders of shares of restricted stock will have the right during the restricted period to exercise full voting rights with respect to those shares and the right to receive any dividends declared or paid with respect to the shares. Awards of restricted stock and restricted stock units may be subject to satisfaction of individual performance objectives or one or more of the performance objectives that are described below under “Corporate Performance Objectives.” Dividends or dividend equivalent rights paid on restricted stock awards or restricted stock unit awards subject to performance criteria will not vest unless such performance goals for such awards are achieved, and if such performance goals are not achieved, the dividends or dividend equivalent rights will be repaid to the Company.

The restrictions and the restricted period may differ with respect to each participant. An award will be subject to forfeiture if events specified by the Compensation Committee occur before the lapse of the restrictions.

Awards of restricted stock and restricted stock units are generally nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.

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Terms and Conditions of Dividend Equivalent Rights.    The Compensation Committee is authorized to grant dividend equivalents to a participant in connection with an award under the Incentive Plan (other than options or SARs), or without regard to any other award. Dividend equivalents will entitle the participant to receive cash or Common Stock equal in value to dividends paid, or other periodic payments made, with respect to a specified number of shares of Common Stock. Dividend equivalents may be paid or distributed when accrued or at the end of any applicable vesting period, or will be deemed to have been reinvested in additional Common Stock or in awards under the Incentive Plan, and will be subject to such risks of forfeiture as the Compensation Committee may specify. Dividend equivalents are generally nontransferable, except for transfers by will or the laws of descent and distribution. Dividend equivalent rights paid on awards subject to performance criteria will not vest unless such performance goals for such awards are achieved, and if such performance goals are not achieved, the payments made in connection with the dividend equivalent rights will be repaid to the Company.

Terms and Conditions of Performance Units and Performance Shares.    The Compensation Committee may award performance shares and performance units in such amounts and upon such terms as the Compensation Committee may determine. Each performance share will have an initial value that is equal to the fair market value of a share of Common Stock on the date of grant. Each award of performance units or performance shares will have an actual or target number of shares of Common Stock set by the Compensation Committee. The Compensation Committee may set performance goals in its discretion which, depending on the extent to which they are met, will determine the value or number of performance units or performance shares that will be paid out to a participant. The Compensation Committee may, in its sole discretion, pay earned performance units or performance shares in the form of cash or in shares of Common Stock equal to the value of the earned performance units or performance shares. Any shares of Common Stock issued based upon performance units or performance shares may be granted subject to any restrictions that the Compensation Committee deems appropriate.

Terms and Conditions of Unrestricted Stock. The Compensation Committee may award unrestricted stock, free of any restrictions such as vesting requirements, in such amounts and upon such terms as the Compensation Committee may determine. Unrestricted Stock Awards may be granted or sold in respect of past services.

Effect of Corporate Transactions

Adjustment of Shares Subject to Incentive Plan.    In the event of any increase or decrease in the number of outstanding shares of Common Stock, or in the event such shares are changed into or exchanged for a different number or kind of shares or other securities of ours on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, the Compensation Committee will adjust, among other award terms, the number and kind of shares or property that may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award in such manner as the Compensation Committee determines to be necessary to prevent dilution or enlargement of the rights of participants.

Effect of Corporate Transactions.    Subject to the exceptions described below, upon the occurrence of a “corporate transaction,” as defined in the Incentive Plan, all outstanding shares of restricted stock and all stock units will become immediately vested, and the shares of stock subject to outstanding stock units will be delivered immediately before the occurrence of the corporate transaction. In addition, either of the following two actions will be taken:

•	15 days before the scheduled completion of the corporate transaction, all options and SARs will become immediately exercisable and will remain exercisable for a period of 15 days, or

•	instead of providing for accelerated vesting in awards under the Incentive Plan in connection with the corporate transaction, the Compensation Committee may provide that awards, whether or not exercisable, will be terminated and the holders of awards will receive a cash payment, or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment, equal to the value of the award.

These actions will not apply to any corporate transaction to the extent that provision is made in writing in connection with the corporate transaction for the assumption or continuation of the outstanding awards, or for the substitution of such outstanding awards for similar awards relating to the stock of the successor entity, or a parent or subsidiary of the successor entity, with appropriate adjustments to the number of shares of stock that would be delivered and the exercise price, grant price or purchase price relating to any such award. If an award is assumed or substituted in connection with a corporate transaction and the holder is terminated without cause within a year following a change in control, the award will fully vest and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Compensation Committee shall determine.

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A “corporate transaction” means:

•	the dissolution or liquidation of our company or a merger, consolidation, or reorganization of our company with one or more other entities in which we are not the surviving entity;

•	a sale of substantially all of our assets to another person or entity; or

•	any transaction which results in any person or entity, other than persons who are stockholders or affiliates immediately prior to the transaction, owning 50% or more of the combined voting power of all classes of our stock.

If we are the surviving entity in any reorganization, merger, or consolidation of our company with one or more other entities that does not constitute a corporate transaction, any option or SAR outstanding under the Incentive Plan will apply to the securities to which a holder of the number of shares of our stock subject to the option or SAR would have been entitled immediately following the transaction, with a corresponding proportionate adjustment of the exercise price. In such an event, stock units will be adjusted so as to apply to the securities that a holder of the number of shares of our stock subject to the stock units would have been entitled to receive immediately following the transaction.

The Compensation Committee may provide in any agreement under the Incentive Plan for different provisions to apply to an award under the plan than those described above.

Corporate Performance Objectives. Section 162(m) of the Internal Revenue Code limits public companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the three most highly compensated executive officers determined at the end of each year other than the chief financial officer. Performance-based compensation is excluded from this limitation. The Incentive Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) at such time as the Incentive Plan becomes subject to Section 162(m).

Section 162(m) requires that, to qualify as performance-based, the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals. In the case of compensation attributable to Incentive Plan awards other than options, the performance goal requirement is deemed satisfied if the vesting of such awards is subject to the achievement of performance goals based on objective business criteria. To establish performance objectives for these awards, the Compensation Committee will exclusively use business criteria specified in the Incentive Plan. The performance objectives may be stated either on an absolute or relative basis and may be based on one or more of such business criteria. The business criteria are set forth in Proposal 4. Even if Proposal 4 is not approved by the stockholders, the performance criteria set forth therein will be incorporated into the Incentive Plan and may be utilized for awards intending to qualify as performance-based awards under Section 162(m).

The business criteria may be used to measure the performance of our company, any subsidiary or affiliate of our company as a whole or any business unit of our company, any subsidiary or affiliate of our company or any combination thereof, as the Compensation Committee deems appropriate. The Compensation Committee also may compare the performance measures listed above against the performance of a group of comparative companies, or a published or special index that the Compensation Committee, in its sole discretion, deems appropriate. We may use the share price performance measure as compared to various stock market indices. The Compensation Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the performance measures listed above.

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Resale of Shares by Participants. Shares of Common Stock issued pursuant to the Incentive Plan will be eligible for sale by participants in the public market without restriction under the Securities Act of 1933, as amended (the “Securities Act”) except that any shares issued to an “affiliate” of the Company, as that term is defined in Rule 144 under the Securities Act, will be subject to the resale limitations of Rule 144.

A participant who is an affiliate of the Company may sell in the public market the shares issued to the participant only in accordance with the limitations and conditions of Rule 144, other than the holding period condition. In general, Rule 144 provides that any such person (or persons whose shares are aggregated) is entitled to sell within any three-month period the number of shares that does not exceed the greater of (1) 1% of the then-outstanding shares of Common Stock and (2) the reported average weekly trading volume of the then-outstanding shares of Common Stock during the four calendar weeks immediately preceding the date on which the notice of sale is filed with the SEC. Sales under Rule 144 by affiliates also are subject to provisions relating to the manner and notice of sale and the availability of current public information about the Company.

Federal Income Tax Consequences. The following summarizes the federal income tax consequences of awards that may be granted under the Incentive Plan.

Incentive Stock Options. An option holder will not realize taxable income upon the grant of an incentive stock option under the Incentive Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to non-qualified stock options, as summarized below.

If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an option holder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.

If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.

Non-Qualified Stock Options. An option holder will not realize taxable income upon the grant of a non-qualified stock option. When an option holder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the option holder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if the Company complies with applicable reporting requirements and Section 162(m) of the Internal Revenue Code.

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If an option holder tenders shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

Restricted Stock. A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the Common Stock is subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if the Company complies with applicable reporting requirements and with the restrictions of Section162(m) of the Internal Revenue Code.

Dividend Equivalents Rights. Grantees under the Incentive Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units and Performance Awards. A distribution of Common Stock or a payment of cash in satisfaction of stock units or performance awards will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the Common Stock determined as of the date it is received or the amount of the cash payment. The Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code.

Stock Appreciation Rights. The grant of SARs will not result in taxable income to the participant or a deduction to the Company. Upon exercise of a SAR, the holder will recognize ordinary income in an amount equal to the cash or the fair market value of the Common Stock received by the holder. The Company will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to Section 162(m) of the Internal Revenue Code and, as to SARs that are settled in shares of Common Stock, if the Company complies with applicable reporting requirements.

Unrestricted Stock. A holder of shares of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Company will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code.

Upon the holder’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Tax Withholding. Payment of the taxes imposed on awards made under the Incentive Plan may be made by withholding from payments otherwise due and owing to the holder. Subject to the prior approval of the Company, the holder may elect to satisfy such obligations: (1) by causing the Company to withhold shares of Common Stock otherwise issuable or (2) by delivering to the Company shares of Common Stock already owned by the holder. The maximum number of shares of Common Stock that may be withheld from any award to satisfy any applicable withholding requirements cannot exceed such number of shares having a fair market value equal to the minimum statutory amount required by the Company to be withheld and paid with respect to such award.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes Colfax Corporation’s equity plan information as of February 24, 2012. For information concerning Colfax Corporation’s equity plan information as of December 31, 2011, see page 51.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by Company stockholders	1,662,457	$19.16	2,954,838
Equity compensation plans not approved by Company stockholders	—	—	—

The Board unanimously recommends that stockholders vote “FOR” approval of the Colfax Corporation 2008 Omnibus Incentive Plan, as amended and restated.

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PROPOSAL 4

APPROVAL OF THE MATERIAL TERMS FOR PAYMENT OF INCENTIVE COMPENSATION

As discussed in the Compensation Discussion & Analysis section of this Proxy Statement, Colfax has a pay-for-performance philosophy that seeks to link the interests of executives with those of our stockholders. Accordingly, performance-based incentives represent an important element of the compensation paid to our executive officers and other employees. This proposal seeks stockholder approval necessary to enable Colfax to be eligible to deduct for federal income tax purposes certain performance-based compensation that may be paid to its covered executive officers (the chief executive officer and the three other most highly compensated officers (other than the chief financial officer)), as determined in accordance with the applicable rules under the Exchange Act.

Summary of Proposal

We are asking stockholders to consider and vote upon a proposal to establish the material terms for payment of performance-based compensation. Approval of this proposal will constitute approval of (1) performance measures pursuant to which the Company may make performance-based awards, (2) the persons eligible to receive performance-based compensation and (3) the maximum amount that may be paid to any such eligible persons. Approval of this proposal would permit the compensation paid to our covered executive officers upon achievement of goals under one or more of the performance measures to constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code, and thereby enable the Company to deduct such compensation for federal income tax purposes, provided that all requirements of Section 162(m) are satisfied.

Upon recommendation of the Compensation Committee, the Board on April 2, 2012 approved the material terms for payment of performance-based compensation stockholder. The material terms will become effective upon stockholder approval of this proposal at the annual meeting.

The persons eligible to receive performance-based compensation pursuant to the achievement of performance measures are officers and other salaried employees, including employees who are also directors, of Colfax or any of its subsidiaries.

Effect of Failure to Receive Stockholder Approval

If stockholders do not approve this proposal, the materials terms will not become effective, except to the extent Proposal 3 is approved with respect to the Incentive Plan. If the stockholders do not approve this proposal, while performance-based awards could still be granted, we would not be able to deduct compensation in excess of $1 million to covered executive officers for federal income tax purposes with respect to all forms of variable compensation awarded to covered executive officers.

Section 162(m) of the Internal Revenue Code

Section 162(m) generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly-held corporation to its covered executive officers, as determined in accordance with the applicable rules under the Exchange Act. However, under Section 162(m) there is no limitation on the deductibility of “qualified performance-based compensation.” Qualified performance-based compensation must be paid solely on the basis of the attainment of one or more objective performance goals established in writing by the Compensation Committee while the attainment of such goals is substantially uncertain. Performance goals may be based on one or more business criteria that apply to an individual, a business unit or the company as a whole, and may be measured on an absolute basis or on a relative basis and on a GAAP or non-GAAP basis. The Compensation Committee is prohibited from increasing the amount of compensation payable if a performance goal is met, but may reduce or eliminate compensation even if such performance goal is attained. Stockholders must approve the types of performance goals and the maximum amount that may be paid to covered executive officers or the formula used to calculate such amount.

Payment of a cash or stock-based incentive to the covered executive officers intended to satisfy the requirements for qualified performance-based compensation will be contingent upon the attainment of one or more performance goals (which may be stated as alternative goals) established in writing by the Compensation Committee for the covered executive officers for each performance period. Performance goals will be based on one or more of the following business criteria:

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•	net earnings or net income;

•	operating earnings;

•	pretax earnings;

•	pre-tax earnings per share;

•	earnings per share;

•	share price, including growth measures and total stockholder return;

•	earnings before interest and taxes;

•	earnings before interest, taxes, depreciation and/or amortization;

•	earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

o	stock-based compensation expense;

o	income from discontinued operations;

o	gain on cancellation of debt;

o	debt extinguishment and related costs;

o	restructuring, separation and/or integration charges and costs;

o	reorganization and/or recapitalization charges and costs;

o	impairment charges;

o	gain or loss related to investments;

o	sales and use tax settlement; and

o	gain on non-monetary transaction.

•	sales or revenue growth, whether in general, by type of product or service, or by type of customer;

•	gross or operating margins;

•	return measures, including total stockholder return, return on assets, capital, investment, equity, sales or revenue;

•	cash flow, including:

o	operating cash flow;

o	free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to earnings before interest, taxes, depreciation and/or amortization above) less capital expenditures;

o	cash flow return on equity; and

o	cash flow return on investment;

•	productivity ratios;

•	expense targets;

•	market share;

•	working capital targets;

•	completion of acquisitions of businesses or companies;

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•	completion of divestitures and asset sales;

•	debt repayment targets, and debt/equity ratios; and

•	any combination of the foregoing business criteria

The maximum number of shares of Common Stock that may be awarded per calendar year to any eligible person, other than as options or stock appreciation rights, shall be 1,000,000 per calendar year, and the maximum number of shares of Common Stock that may be awarded per calendar year to any eligible person, as options and stock appreciation rights shall be 1,000,000. The maximum amount that may be earned by any eligible person as a performance-based annual incentive cash compensation award for a fiscal year or a calendar year shall be $5,000,000, and the maximum amount that may be earned by any eligible person as a cash performance-based compensation award with a performance period longer than one year is $7,000,000.

It is the Compensation Committee’s policy to seek to qualify executive compensation for deductibility to the extent that such policy is consistent with our overall objectives in attracting, motivating and retaining its executives. The Compensation Committee from time to time may approve payment of discretionary annual incentive compensation based on business criteria other than the foregoing performance goals. Any such discretionary compensation would not qualify for the exclusion from the $1 million limitation of deductible compensation under Section 162(m).

We intend that incentive compensation paid pursuant to the material terms set forth in this proposal will qualify under Section 162(m) as performance-based compensation. Payment of incentive compensation for 2012 to the covered executive officers will be subject to stockholder approval of the material terms for payment of incentive compensation and to attainment of one or more of the performance goals described above. The incentive compensation that would have been payable in the last year or that would be payable in the future based on such performance goals cannot be determined, because the payment of such compensation would be contingent upon attainment of the pre-established performance goals, the maximum amount of such compensation would depend on our performance for the applicable performance period, and the actual incentive compensation paid the covered executive officer may reflect exercise of the Compensation Committee’s discretion to reduce the incentive compensation otherwise payable upon attainment of the performance goal.

Upon approval of this proposal, the Compensation Committee will have the authority to grant awards pursuant to any written plan document that it adopts in its sole discretion for purposes of granting performance-based compensation under Section 162(m).

The Board unanimously recommends a vote “FOR” approval of the foregoing material terms for payment of incentive compensation to eligible persons.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the Company’s equity compensation plan information as of December 31, 2011. All equity compensation plans have been approved by Company stockholders. For information regarding the equity awards outstanding and available as of February 24, 2012, the date immediately after the 2012 awards were made under the Incentive Plan for the period up to the Amendment Date, please see Proposal 3 above.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by Company stockholders	1,461,157	$14.76	3,427,710
Equity compensation plans not approved by Company stockholders	—	—	—

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BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

The following table sets forth certain information as of March 26, 2012 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each named executive officer (as listed below), and all directors and executive officers as a group:

Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Class
5% Holders
BDT Capital Partners, LLC	26,930,236	(1)	25.4%
401 N. Michigan Ave., Suite 3100
Chicago, IL 60611
Steven M. Rales	11,315,749	(2)	12.1%
2200 Pennsylvania Avenue, NW, Suite 800W
Washington, D.C. 20037
5% Holder and Director
Mitchell P. Rales	11,340,749	(3)	12.1%
2200 Pennsylvania Avenue, NW, Suite 800W
Washington, D.C. 20037
Directors
Patrick W. Allender	227,697	(4)(5)	*
Joseph O. Bunting III	177,889	(5)	*
Thomas S. Gayner	25,162	(5)	*
Rhonda L. Jordan	50,650	(5)	*
A. Clayton Perfall	5,643	(5)	*
San W. Orr, III	0
Steven E. Simms	612	(5)
Rajiv Vinnakota	17,085	(5)	*
Named Executive Officer and Director
Clay H. Kiefaber	180,294	(6)(7)(8)	*
Named Executive Officers
C. Scott Brannan	41,808	(6)(7)(8)	*
Daniel A. Pryor	25,568	(6)(8)	*
A. Lynne Puckett	25,320	(6)(8)	*
William E. Roller	129,300	(6)(8)	*

All of our directors and executive officers as a group (17 persons)	12,253,823	(3)(4)(5)(6)(7)(8)	13%

* Represents beneficial ownership of less than 1%

(1)	Beneficial ownership amount and nature of ownership as reported on Schedule 13D and Amendment No. 1 to Schedule 13D filed with the SEC on January 23, 2012 and February 28, 2012, respectively, by (i) BDT Capital Partners, LLC, a Delaware limited liability company (“BDT CP”), (ii) BDTCP GP I, LLC, a Delaware limited liability company (“BDTCP GP I”), (iii) BDT CF Acquisition Vehicle, LLC, a Delaware limited liability company (the “BDT CF”), (iv) Byron D. Trott, and (v) BDTP GP, LLC, a Delaware limited liability company (“BDTP”). Byron D. Trott is the sole member of BDTP, which is the managing member of BDT CP. BDT CP is the manager of BDTCP GP I, which is the manager of the BDT CF. BDT CF is the holder of 14,756,945 shares of our Common Stock and 13,877,552 shares of our Series A Perpetual Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), which Preferred Stock is initially convertible into 12,173,291 shares of Common Stock.

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(2)	The total number of shares of common stock beneficially owned by Steven M. Rales is 11,315,749. 11,296,361 shares are held directly by Steven M. Rales and 19,388 are held by Capital Yield Corporation, of which Mitchell P. Rales and Steven M. Rales are the sole stockholders.

(3)	The total number of shares of common stock beneficially owned by Mitchell P. Rales is 11,340,749. 11,296,361 shares are held directly by Mitchell P. Rales, 19,388 are held by Capital Yield Corporation, of which Mitchell P. Rales and Steven M. Rales are the sole stockholders, and 25,000 shares are held by his spouse.

(4)	Includes 199,259 shares owned by the John W. Allender Trust, of which Patrick Allender is trustee. Mr. Allender disclaims beneficial ownership of all shares held by the John W. Allender Trust except to the extent of his pecuniary interest therein.

(5)	Beneficial ownership by directors (other than Mitchell P. Rales) includes: (i) for all directors except for Mr. Perfall, Mr. Simms and Mr. Orr, 17,085 director restricted stock units or DSUs that have vested or will vest within 60 days of March 26, 2012,, (ii) for Mr. Perfall, 2,776 director restricted stock units or DSUs that have vested or will vest within 60 days of March 26, 2012, and (iii) DSUs received in lieu of annual cash retainers and committee chairperson retainers as follows: Mr. Allender— 10,386, Mr. Gayner— 8,077, Ms. Jordan— 8,565, Mr. Perfall— 2,867, Mr. Simms— 612. For more information on these awards, see Director Compensation above.

(6)	Beneficial ownership by named executive officers and our executive officers as a group includes shares that such individuals have the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 26, 2012 and, for Mr. Roller, PRSUs that will vest within 60 days of March 26, 2012. The number of shares included in the table as beneficially owned which are subject to such options is as follows: Mr. Kiefaber— 148,599, Mr. Brannan— 25,647, Mr. Pryor— 23,520, Ms. Puckett— 24,209, Mr. Roller— 77,606, all of our executive officers as a group— 302,416. For Mr. Roller, his beneficial ownership also includes 2,778 PRSUs that will vest within 60 days of March 26, 2012.

(7)	Each of Mr. Kiefaber and Mr. Brannan’s beneficial ownership includes director restricted stock units or DSUs received for service on the Board prior to their appointment as executive officers of the Company in the following amounts: 12,945 director restricted stock units for Mr. Kiefaber and 16,161 DSUs for Mr. Brannan.

(8)	Beneficial ownership for executive officers does not reflect PRSUs that have been earned but not yet vested due to additional service-based vesting conditions. However, these PRSUs, when earned via certification of the applicable performance criteria by the Compensation Committee, are reflected in Table 1 of Form 4s filed by each executive officer. This transaction is shown in the Form 4 as an acquisition of the Company’s common stock pursuant to SEC guidance regarding Section 16 reporting for grants of restricted stock awards.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and 10% stockholders to file reports of ownership and changes in ownership of our equity securities. To our knowledge, based upon the reports filed and written representations regarding reports required during the fiscal year ended December 31, 2011, all reports required by Section 16(a) were filed on a timely basis.

GENERAL MATTERS

Stockholder Proposals and Nominations

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in next year’s proxy statement, stockholder proposals must be received by our Corporate Secretary at our principal executive offices no later than the close of business on December 14, 2012.

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. Our Bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary of the Company at Colfax Corporation, 8170 Maple Lawn Boulevard, Suite 180, Fulton, Maryland 20759, Attn: Corporate Secretary. To be timely for the 2012 annual meeting, the stockholder’s notice must be delivered to or mailed and received by not less than 90 days nor more than 120 days before the anniversary date of the preceding annual meeting, except that if the annual meeting is set for a date that is more than 30 days before or more than 70 days after such anniversary, the nomination must be received not earlier than the close of business on the 120th day prior to the annual meeting date and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day when the Company makes a public announcement of the annual meeting date. Such notice must provide the information required by our Section 2.2 of our Bylaws with respect to each matter other than stockholder nominations the stockholder proposes to bring before the 2013 annual meeting. Notice of stockholder nominations must provide the information required by Section 3.3 of our Bylaws.

Additional Information

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2011 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

The Company filed its Annual Report on Form 10-K with the SEC on February 23, 2012. The Company will mail without charge, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, excluding exhibits. Exhibits, if requested, will be furnished upon the payment of a fee determined by the Company, such fee to be limited to the Company’s reasonable expenses in furnishing the requested exhibit or exhibits. Please send a written request to Investor Relations, Colfax Corporation, 8170 Maple Lawn Boulevard, Suite 180, Fulton, Maryland 20759, or access these materials on the Company’s website at www.colfaxcorp.com on the Investors page.

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Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies returned to us in the enclosed form will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By Order of the Board of Directors

A. Lynne Puckett
Secretary

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Appendix A

COLFAX CORPORATION

2008 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED APRIL 2, 2012)

Colfax Corporation, a Delaware corporation (the “Company”), sets forth herein the terms of its 2008 Omnibus Incentive Plan, as amended and restated April 2, 2012 (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, and dividend equivalent rights. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and any consultants or adviser providing services to the Company or an Affiliate shall in all cases be non-qualified stock options.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1           “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate if it results in noncompliance with Code Section 409A.

2.2           “ Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the Company’s fiscal year, unless otherwise specified by the Committee).

2.3           “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Rights, Performance Share, or Performance Unit under the Plan.

2.4           “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5           “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.

2.6           “Board” means the Board of Directors of the Company.

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2.7           “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company: (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or any Subsidiary.

2.8           “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.9           “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.

2.10         “Company” means Colfax Corporation.

2.11         “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.12         “Covered Employee” means a Grantee who is a covered employee within the meaning of Section 162(m)(3) of the Code.

2.13         “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.14         “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

2.15         “Effective Date” means April 21, 2008, the date the Plan was originally approved by the Board and the Company’s stockholders. With respect to this amendment and restatement of the Plan, the Effective Date shall mean April 2, 2012, the date this amendment and restatement of the Plan was approved by the Board. This amendment and restatement is subject to approval of the Plan by the Company’s stockholders at the Company’s 2012 Annual Meeting.

2.16         “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

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2.17         “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the average between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith in a manner consistent with Code Section 409A. In case of an Award for which the Grant Date is the IPO Effective Date, the Fair Market Value shall equal the offering price of a share of Stock in the IPO.

2.18         “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

2.19         “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.20         “Grantee” means a person who receives or holds an Award under the Plan.

2.21         “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.22         “Initial Public Offering” or “IPO” means the initial firm commitment underwritten registered public offering by the Company of the Stock.

2.23         “IPO Effective Date” means the date on which the Company and the underwriters for the IPO enter into a purchase agreement establishing the price of the Stock to be sold in the IPO.

2.24         “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.25         “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.26         “Option Price” means the exercise price for each share of Stock subject to an Option.

2.27         “Other Agreement” shall have the meaning set forth in Section 14 hereof.

2.28         “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.29         “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14 and Appendix A) over a performance period of up to ten (10) years.

2.30         “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

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2.31         “Performance Measures” means measures as described in Appendix A on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.32         “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.33         “Performance Share” means an Award under Section 14 herein and subject to the terms of this Plan, denominated in Stock, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34         “Performance Unit” means an Award under Section 14 herein and subject to the terms of this Plan, denominated in Stock Units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.35         “Plan” means this Colfax Corporation 2008 Omnibus Incentive Plan, as amended and restated April 2, 2012.

2.36         “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

2.37         “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.38         “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.39         “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 9 hereof.

2.40         “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.41         “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.42         “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) currently providing services to the Company or an Affiliate.

2.43         “Stock” means the common stock, par value $0.001 per share, of the Company.

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2.44         “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.45         “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10 hereof.

2.46         “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.47         “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

2.48         “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.49         “Unrestricted Stock” means an Award pursuant to Section 11 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1.          Board.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2.          Committee.

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

(i)          Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as “outside directors” within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and who (c) comply with the independence requirements of the stock exchange on which the Common Stock is listed.

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(ii)      The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

3.3.	Terms of Awards.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)        designate Grantees,

(ii)       determine the type or types of Awards to be made to a Grantee,

(iii)      determine the number of shares of Stock to be subject to an Award,

(iv)      establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v)       prescribe the form of each Award Agreement evidencing an Award, and

(vi)      amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Exercise Price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Exercise Price that is less than the Option Price or SAR Exercise Price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Exercise Price above the current stock price in exchange for cash or other securities.

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3.4.	Deferral Arrangement.

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.5.	No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.6.	Share Issuance/Book-Entry.

Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1.	Number of Shares Available for Awards.

Subject to adjustment as provided in Section 17, as of the Effective Date of the amendment and restatement of the Plan (the “Amendment Date”), the number of shares of Stock available for issuance under the Plan shall be eight million eight hundred ninety eight thousand nine hundred and sixty-four (8,904,838) Common Stock shares, which number consists of the two million nine hundred forty eight thousand six hundred and ninety-four (2,954,838) Common Stock shares reserved under the Plan as of February 24, 2012, the date immediately after the date on which the Company made the only grants in 2012 between January 1 and the Amendment Date, plus five million nine hundred and fifty thousand (5,950,000) additional Common Stock shares added to the Plan by the Board pursuant to this amendment and restatement. The aggregate number of shares of Stock reserved for issuance under this Plan shall be reduced by shares of Stock covered by any Awards made after the Effective Date of this amendment and restatement and prior to the date of the Company’s 2012 Annual Meeting of stockholders from the Stock reserved for issuance on the Amendment Date, and shall be increased by Stock again made available under the Plan pursuant to Section 4.3. Shares available for issuance under a stockholder-approved plan of a business entity that is a party to an acquisition, merger or other transaction in which the Company acquires the business entity (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any stock exchange on which the Stock is listed.

4.2.	Adjustments in Authorized Shares.

The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to Section 4 shall be increased by the corresponding number of Substitute Awards.

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4.3.	Share Usage.

Shares of Stock covered by an Award shall be counted as used as of the Grant Date. If any shares of Stock covered by an Award are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan. Moreover, if the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, such tendered or withheld shares of Stock will again be available for issuance under the Plan. Furthermore, only the number of shares actually issued to settle an Award of SARs upon exercise will be counted against the aggregate number of shares available for issuance under the Plan.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.	Effective Date.

Both the Board and the stockholders of the Company approved the Plan on April 21, 2008, and Plan’s original Effective Date is April 21, 2008.

5.2.	Term.

The Plan shall terminate automatically ten (10) years after its original adoption by the Board and may be terminated on any earlier date as provided in Section 5.3.

5.3.	Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.	AWARD eligibility AND LIMITATIONS

6.1.	Service Providers and Other Persons.

Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2.	Successive Awards and Substitute Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein. Notwithstanding Sections 8.1 and 9.1, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Common Stock on the original date of grant; provided, that the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder.

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6.3.	Limitation on Shares of Stock Subject to Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Reg. section 1.162-27(f)(2) has lapsed or does not apply:

(i) the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is one million (1,000,000) per calendar year; and

(ii) the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is one million (1,000,000) per calendar year.

The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.	Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.	Vesting.

Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions (including conditions based on achievement of performance goals and/or future service requirements) as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3.	Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

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8.4.	Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5.	Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

8.6.	Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

8.7.	Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8.	Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.9.	Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

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8.10.	Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.	Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.12.	Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.	TERMS AND CONDITIONS OF Stock Appreciation Rights

9.1.	Right to Payment and Grant Price.

An SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the date of grant. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that an SAR that is granted subsequent to the Grant Date of a related Option must have an SAR Price that is no less than the Fair Market Value of one share of Stock on the SAR Grant Date.

9.2.	Other Terms.

The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.	Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR.

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9.4.	Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5.	Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK and stock units

10.1.	Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

10.2.	Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Article 14. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

10.3.	Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

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10.4.	Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

10.5.	Rights of Holders of Stock Units.

10.5.1.	Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Dividends paid on Stock Units which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such dividend payments. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

10.5.2.	Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6.	Termination of Service.

Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

10.7.	Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

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10.8.	Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit has been delivered.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1.	General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2.	Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3.	Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

12.4.	Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

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13.	TERMS AND CONDITIONS OF Dividend Equivalent RIGHTS

13.1.	Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or at the end of any applicable vesting period, or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

13.2.	Termination of Service.

Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

14.	TERMS AND CONDITIONS OF Performance SHARES, PERFORMANCE UNITS, PERFORMANCE AWARDS and Annual Incentive Awards

14.1.	Grant of Performance Units/Performance Shares.

Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

14.2.	Value of Performance Units/Performance Shares.

Each Award of Performance Units and Performance Shares shall have a target or actual number of shares of Stock that is established by the Board at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

14.3.	Earning of Performance Units/Performance Shares.

Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

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14.4.	Form and Timing of Payment of Performance Units/Performance Shares.

Payment of earned Performance Units/Performance Shares shall be as determined by the Board and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

14.5.	Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

14.6.	Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Board determines that an Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6 and Appendix A.

14.6.1.	Performance Goals Generally.

The performance goals for such Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. and Appendix A. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2.	Timing For Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

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14.6.3.	Settlement of Awards; Other Terms.

Settlement of such Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

14.6.4.	Performance Measures.

The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the Performance Measures approved by the Company’s stockholders at the Company’s 2012 Annual Meeting or any later stockholders’ meeting, which Performance Measures are listed on Appendix A (which shall be updated from time to time to reflect the applicable Performance Measures, if any, approved by the stockholders).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the Performance Measures listed on Appendix A as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select share price, including growth measures and total stockholder return as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in Appendix A.

14.6.5.	Evaluation of Performance.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6.	Adjustment of Performance-Based Compensation.

Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Board shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.

14.6.7.	Board Discretion.

In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Code Section 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Appendix A.

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14.7.	Status of Section Awards Under Code Section 162(m).

It is the intent of the Company that Awards under Section 14.6 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of an Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.	PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding that expressly addresses Section 280G or Section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock, Stock Unit, Performance Share or Performance Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

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16.	REQUIREMENTS OF LAW

16.1.	General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2.	Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.	EFFECT OF CHANGES IN CAPITALIZATION

17.1.	Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

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17.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

17.3.	Corporate Transaction.

Subject to the exceptions set forth in the second to last sentence of this Section 17.3 and the last sentence of Section 17.4, upon the occurrence of a Corporate Transaction:

(i) all outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

(ii) either of the following two actions shall be taken:

(A) fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B) the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

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With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs, Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided. In the event a Grantee’s Award is assumed, continued or substituted upon the consummation of any Corporate Transaction and his employment is terminated without Cause within one year following the consummation of such Corporate Transaction, the Grantee’s Award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

17.4.	Adjustments.

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3.

17.5.	No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.	general provisions

18.1.	Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

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18.2.	Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

18.3.	Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares.

18.4.	Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5.	Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.6.	Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

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18.7.	Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8.	Governing Law.

The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.9.	Section 409A of the Code.

The Board intends to comply with Section 409A of the Code (“Section 409A”), or an exemption to Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A. To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

*    *    *

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To record both adoption of the amended and restated Plan by the Board and approval of the amended and restated Plan by the stockholders on May __, 2012, the Company has caused its authorized officer to execute the Plan.

COLFAX CORPORATION

By:
Name:
Title:

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Appendix A

•	net earnings or net income;
•	operating earnings;
•	pretax earnings;
•	pre-tax earnings per share;
•	earnings per share;
•	share price, including growth measures and total stockholder return;
•	earnings before interest and taxes;
•	earnings before interest, taxes, depreciation and/or amortization;
•	earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:
o	stock-based compensation expense;
o	income from discontinued operations;
o	gain on cancellation of debt;
o	debt extinguishment and related costs;
o	restructuring, separation and/or integration charges and costs;
o	reorganization and/or recapitalization charges and costs;
o	impairment charges;
o	gain or loss related to investments;
o	sales and use tax settlement; and
o	gain on non-monetary transaction.
•	sales or revenue growth, whether in general, by type of product or service, or by type of customer;
•	gross or operating margins;
•	return measures, including total shareholder return, return on assets, capital, investment, equity, sales or revenue;
•	cash flow, including:
o	operating cash flow;
o	free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to earnings before interest, taxes, depreciation and/or amortization above) less capital expenditures;
o	cash flow return on equity; and
o	cash flow return on investment;
•	productivity ratios;
•	expense targets;
•	market share;

•	working capital targets;

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•	completion of acquisitions of businesses or companies;
•	completion of divestitures and asset sales;
•	debt repayment targets, and debt/equity ratios; and
•	any combination of the foregoing business criteria

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COLFAX CORPORATION
8170 Maple Lawn Boulevard
Suite 180
Fulton, MD 20759

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	For	Against	Abstain
1a Mitchell P. Rales	☐	☐	☐
1b Clay H. Kiefaber	☐	☐	☐
1c Patrick W. Allender	☐	☐	☐
1d Joseph O. Bunting III	☐	☐	☐
1e Thomas S. Gayner	☐	☐	☐
1f Rhonda L. Jordan	☐	☐	☐
1g San W. Orr, III	☐	☐	☐
1h Clayton Perfall	☐	☐	☐
1i Steven E. Simms	☐	☐	☐
1j Rajiv Vinnakota	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000138057_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com .

STOCKHOLDERS' PROXY SOLICITED BY THE
BOARD OF DIRECTORS OF
COLFAX CORPORATION

Mitchell P. Rales and Joseph O. Bunting III, or either of them, each with the power of substitution, are hereby authorized to represent and to vote all of the shares of COLFAX CORPORATION common stock at the Annual Meeting of Stockholders of COLFAX CORPORATION to be held at the Maple Lawn Community Center, 7600 Maple Lawn Boulevard, Fulton, Maryland 20759 on Wednesday, May 16, 2012 at 3:00 p.m., Eastern Daylight Time, and at any adjournment or postponement of the meeting.

My proxies will vote the shares represented by this proxy as directed on the other side of this card, but in the absence of any instructions from me, my proxies will vote "FOR" the election of all the nominees listed under Item 1 and "FOR" Item 2, Item 3 and Item 4. My proxies may vote according to their discretion on any other matter which may properly come before the meeting. I may revoke this proxy prior to its exercise.

(Please fill in the appropriate boxes and sign and date on the other side of this card.)

Please fill the appropriate boxes, sign and date on the other side of this card.

0000138057_2 R1.0.0.11699